SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 29, 1999

                               APPLE SUITES, INC.
             (Exact name of registrant as specified in its charter)

      VIRGINIA                    333-77055                    54-1933472
     (State of                   (Commission                  (IRS Employer
   incorporation)                File Number)               Identification No.)

                  306 EAST MAIN STREET
                  RICHMOND, VIRGINIA                               23219
                  (Address of principal                          (Zip Code)
                  executive offices)

               Registrant's telephone number, including area code:
                                 (804) 643-1761

                               APPLE SUITES, INC.

                                    FORM 8-K

                                      Index

                                                                                                                   Page No.
                                                                                                                   --------

Item 2.        Acquisition or Disposition of Assets                                                                   7

Item 7.        Financial Statements and Exhibits

         a.    Financial Statements

         Atlanta  -  Peachtree;  Baltimore  -  BWI  Airport;  Clearwater,
         Detroit--Warren; Salt Lake City--Midvale

1.       Property Financial Statements

           Independent Auditors Report                                                                               33

           Combined Balance Sheets - December 31, 1998 and December 31, 1997                                         34

           Combined  Statements of  Shareholders'  Equity - Years ended December
           31, 1997 and December 31, 1998                                                                            36

           Combined Income Statements - Years ended December 31, 1998 and
           December 31, 1997                                                                                         37

           Combined Statements of Cash Flows - Years ended December 31, 1998 and
           December 31, 1997                                                                                         38

           Notes to the Combined Financial Statements - December 31, 1998 and
           December 31, 1997                                                                                         39

                                      * * *

           Combined Balance Sheet - August 31, 1999 (unaudited)                                                      42

           Combined  Statement of Shareholders'  Equity - For the Period January
           1, 1999 through August 31, 1999 (unaudited)                                                               44

           Combined  Income  Statement - For the Period  January 1, 1999 through
           August 31, 1999 (unaudited)                                                                               45

           Combined  Statement  of Cash Flows - For the  Period  January 1, 1999
           through August 31, 1999 (unaudited)                                                                       46



           Notes to the Combined  Financial  Statements - For the Period January
           1, 1999 through August 31, 1999 (unaudited)                                                               47

   2.      Pro Forma Financial Statements

           Apple Suites, Inc.--Pro Forma Condensed Consolidated Balance Sheet as
           of September 30, 1999 (unaudited)                                                                         50

           Apple Suites,  Inc.--Pro Forma Condensed  Consolidated  Statements of
           Operations  for the Year Ended  December 31, 1998 and the Nine Months
           Ended September 30, 1999 (unaudited)                                                                      52

           Apple  Suites  Management,  Inc.--Pro  Forma  Condensed  Consolidated
           Statements of Operations for the Year Ended December 31, 1998 and the
           Nine Months Ended September 30, 1999 (unaudited)                                                          55

                                       3



b.       Exhibits

                  4.1 Note dated November 29, 1999 in the principal amount of $ 30,210,000 made payable by Apple Suites, Inc. to the order of Promus Hotels, Inc.

                  4.2      Fee and Leasehold Deed to Secure Debt,  Assignment of
                           Leases  and  Rents  and  Security   Agreement   dated
                           November 29, 1999 from Apple  Suites,  Inc. and Apple
                           Suites  Management,  Inc.  for the  benefit of Promus
                           Hotels, Inc.  pertaining  to  the  Atlanta--Peachtree
                           hotel.

                  4.3      Fee and Leasehold Deed to Secure Debt,  Assignment of
                           Leases  and  Rents  and  Security   Agreement   dated
                           November 29, 1999 from Apple  Suites,  Inc. and Apple
                           Suites  Management,  Inc.  for the  benefit of Promus
                           Hotels,  Inc.,  constituting  a  second  lien  on the
                           Atlanta--Galleria/Cumberland hotel.

                  4.4      Purchase  Money  Fee and  Leasehold  Deed  of  Trust,
                           Assignment of Leases and Rents and Security Agreement dated November 29, 1999 from Apple Suites, Inc. and
                           Apple Suites Management, Inc. for the benefit of Promus Hotels, Inc. pertaining to the Baltimore--BWI
                           Airport hotel.

                  4.5      Fee and Leasehold Mortgage,  Assignment of Leases and
                           Rents and Security  Agreement dated November 29, 1999
                           from Apple Suites,  Inc. and Apple Suites Management,
                           Inc.   for  the  benefit  of  Promus   Hotels,   Inc.
                           pertaining to the Clearwater hotel.

                  4.6      Fee and Leasehold Mortgage,  Assignment of Leases and
                           Rents and Security  Agreement dated November 29, 1999
                           from Apple Suites,  Inc. and Apple Suites Management,
                           Inc.   for  the  benefit  of  Promus   Hotels,   Inc.
                           pertaining to the Detroit--Warren hotel.

                  4.7 Fee and Leasehold Deed of Trust, Assignment of Leases and Rents and Security Agreement and Fixture Filing dated November 29, 1999, from Apple Suites, Inc. and
                           Apple Suites Management, Inc., for the benefit of Promus Hotels, Inc. pertaining to the Salt Lake
                           City--Midvale hotel.

                  4.8      Deed of Trust  Modification  Agreement dated November
                           29, 1999,  among Promus  Hotels,  Inc.,  Apple Suites
                           REIT Limited  Partnership  and Apple Suites  Services
                           Limited   Partnership   pertaining   to   the   North
                           Dallas--Plano hotel.

                  4.9      Deed of Trust  Modification  Agreement dated November
                           29, 1999,  among Promus  Hotels,  Inc.,  Apple Suites
                           REIT Limited  Partnership  and Apple Suites  Services
                           Limited Partnership pertaining to the Dallas--Addison and Dallas--Irving/Las Colinas hotels.

                  10.1     Indemnity  dated November 29, 1999 from Apple Suites,
                           Inc.  to  Promus  Hotels,   Inc.  pertaining  to  the
                           Atlanta--Peachtree hotel.



                  10.2     Indemnity  dated November 29, 1999 from Apple Suites,
                           Inc.  to  Promus  Hotels,   Inc.  pertaining  to  the
                           Baltimore--BWI Airport hotel.

                  10.3     Indemnity  dated November 29, 1999 from Apple Suites,
                           Inc.  to  Promus  Hotels,   Inc.  pertaining  to  the
                           Clearwater  hotel.  10.4 Indemnity dated November 29,
                           1999 from Apple Suites,  Inc. to Promus Hotels,  Inc.
                           pertaining to the to the Detroit--Warren hotel.

                  10.5     Indemnity  dated November 29, 1999 from Apple Suites,
                           Inc. to Promus  Hotels,  Inc.  pertaining to the Salt
                           Lake City--Midvale hotel.

                  10.6     Exhibits  A-3,  A-4,  A-5,  A-6  and  A-7,  Schedules
                           2.1(c), 2.1(d), 2.1(e), 2.1(f) and 2.1(g),  Schedules
                           3.1(a)-3,  3.1(a)-4, 3.1(a)-5, 3.1(a)-6 and 3.1(a)-7,
                           and Schedules 3.1(b)-3,  3.1(b)-4, 3.1(b)-5, 3.1(b)-6
                           and 3.1(b)-7 to the Master Hotel Lease Agreement dated September 20, 1999 between Apple Suites, Inc.
                           (as lessor) and Apple Suites Management, Inc. (as lessee).

                  10.7     Homewood Suites License  Agreement dated November 29,
                           1999  between  Promus  Hotels,  Inc. and Apple Suites
                           Management, Inc. pertaining to the Atlanta--Peachtree hotel.

                  10.8     Homewood Suites License  Agreement dated November 29,
                           1999  between  Promus  Hotels,  Inc. and Apple Suites
                           Management,  Inc.  pertaining  to the  Baltimore--BWI
                           Airport hotel.

                  10.9     Homewood Suites License  Agreement dated November 29,
                           1999  between  Promus  Hotels,  Inc. and Apple Suites
                           Management, Inc. pertaining to the Clearwater hotel.

                  10.10    Homewood Suites License  Agreement dated November 29,
                           1999  between  Promus  Hotels,  Inc. and Apple Suites
                           Management, Inc. pertaining to the Detroit--Warren hotel.

                  10.11    Homewood Suites License  Agreement dated November 29,
                           1999  between  Promus  Hotels,  Inc. and Apple Suites
                           Management,   Inc.   pertaining   to  the  Salt  Lake
                           City--Midvale hotel.

                  10.12    Management  Agreement dated November 29, 1999 between
                           Apple Suites Management, Inc. and Promus Hotels, Inc.
                           pertaining to the Atlanta--Peachtree hotel.

                  10.13    Management  Agreement dated November 29, 1999 between
                           Apple Suites Management, Inc. and Promus Hotels, Inc.
                           pertaining to the Baltimore--BWI Airport hotel.


                  10.14    Management  Agreement dated November 29, 1999 between
                           Apple  Suites  Management,  Inc.  and  Promus  Hotels
                           Florida, Inc. pertaining to the Clearwater hotel.

                  10.15    Management  Agreement dated November 29, 1999 between
                           Apple Suites Management, Inc. and Promus Hotels, Inc.
                           pertaining to the Detroit--Warren hotel.

                  10.16    Management  Agreement dated November 29, 1999 between
                           Apple Suites Management, Inc. and Promus Hotels, Inc.
                           pertaining to the Salt Lake City--Midvale hotel.

                  10.17    Comfort  Letter dated  November 29, 1999 among Promus
                           Hotels,  Inc.,  Apple  Suites,  Inc. and Apple Suites
                           Management, Inc. pertaining to the Atlanta--Peachtree hotel.

                  10.18    Comfort  Letter dated  November 29, 1999 among Promus
                           Hotels,  Inc.,  Apple  Suites,  Inc. and Apple Suites
                           Management,  Inc.  pertaining  to the  Baltimore--BWI
                           Airport hotel.

                  10.19    Comfort  Letter dated  November 29, 1999 among Promus
                           Hotels,  Inc.,  Promus  Hotels  Florida,  Inc.  Apple
                           Suites,  Inc.  and  Apple  Suites  Management,   Inc.
                           pertaining to the Clearwater hotel.

                  10.20    Comfort  Letter dated  November 29, 1999 among Promus
                           Hotels,  Inc.,  Apple  Suites,  Inc. and Apple Suites
                           Management, Inc. pertaining to the Detroit--Warren hotel.

                  10.21    Comfort  Letter dated  November 29, 1999 among Promus
                           Hotels,  Inc.,  Apple  Suites,  Inc. and Apple Suites
                           Management,   Inc.   pertaining   to  the  Salt  Lake
                           City--Midvale hotel.

                  10.22 Promissory Note dated November 29, 1999 in the amount of $ 251,500 made payable by Apple Suites Management,
                           Inc. to the order of Apple Suites, Inc.

                  10.23 Promissory Note dated November 29, 1999 in the amount of $ 52,500 made payable by Apple Suites Management,
                           Inc. to the order of Apple Suites, Inc.

                  10.24 Negative Pledge Agreements dated November 29, 1999 between Apple Suites, Inc. and Promus Hotels, Inc.
                           pertaining to the Richmond--West End hotel.

                  24       Consent of Independent Auditors

Item 2.  Acquisition or Disposition of Assets

                                 OUR PROPERTIES

         We own 10 extended-stay hotels. All of our hotels are licensed to operate as Homewood Suites(R) properties. Homewood Suites(R) is a registered service mark of Promus Hotels, Inc. Details about the five hotels we purchased as of November 29, 1999 are provided in the following sections:

                              PROPERTY ACQUISITIONS

PAYMENT SUMMARY

         We purchased five existing Homewood Suites(R) hotels from Promus Hotels, Inc., or its affiliates, as of November 29, 1999. The total purchase price for the five hotels was $40,280,000. We used proceeds from our offering of common shares to pay twenty-five percent of this total, or $10,070,000, at closing in cash. The balance of 75%, or $30,210,000, is being financed by Promus Hotels, Inc. as short-term or "bridge financing," as described below.

         We paid a real estate commission on these purchases to Apple Suites Realty Group, Inc., as our real estate broker. This corporation is owned by Glade M. Knight, who is our president and chief executive officer. The total amount of the real estate commission was $805,600, which equals two percent (2%) of the total purchase price for the hotels.

OVERVIEW OF HOTELS

         We purchased the following hotels as of November 29, 1999:

                                  Number             Purchase        Financed
Name of Hotel                     of Suites           Price          Portion
-------------                     ---------           -----          -------
Atlanta - Peachtree                   92          $ 4,033,000     $ 3,024,750

Baltimore - BWI Airport              147          $16,348,000     $12,261,000

Clearwater                           112          $10,416,000     $ 7,812,000

Detroit - Warren                      76          $ 4,330,000     $ 3,247,500

Salt Lake City - Midvale              98          $ 5,153,000     $ 3,864,750

         All of these hotels have been leased to Apple Suites Management, Inc. The existing master hotel lease agreement, dated as of September 20, 1999, has been supplemented to include these hotels as leased properties. This agreement is among the material contracts described below.

HOTEL SUPPLIES AND FRANCHISE FEES

         We have provided Apple Suites Management, Inc. with funds for the purchase of certain hotel supplies, such as sheets, towels and so forth. Apple Suites Management, Inc. is obligated to repay us under a promissory note made in the principal amount of $52,500. This promissory note provides for an annual interest rate of nine percent (9%), which would increase to twelve percent (12%) if a default occurs, and repayment in sixty-one (61) monthly installments. The first installment consists of interest only. The due date for the first installment, subject to a five-day grace period, is January 1, 2000. The remaining installments consist of principal and interest on an amortized basis. The final maturity date is January 1, 2005.

         We have also provided Apple Suites Management, Inc. with funds for the payment of hotel franchise fees to Promus Hotels, Inc. Apple Suites Management, Inc. is obligated to repay us under a promissory note made in the principal amount of $251,550. This promissory note is substantially similar to the one described above, but provides for repayment in one hundred twenty-one (121) monthly installments and has a final maturity date of January 1, 2010.

DESCRIPTION OF FINANCING

         As indicated above, Promus Hotels, Inc. financed 75% of the purchase price of the five hotels we purchased as of November 29, 1999. This financing is substantially similar to the financing provided by Promus Hotels, Inc. when we purchased our other hotels. The amounts we owe to Promus Hotels, Inc. are evidenced by the following promissory notes:



                                    Original                Remaining
      Date of                      Principal             Principal as of        Annual Rate        Date of
  Promissory Note                    Amount             December 1, 1999        of Interest        Maturity
  ---------------                    ------             ----------------        -----------        --------

September 20, 1999                $26,625,000              $26,625,000              8.5%        October 1, 2000
October 5, 1999                   $ 7,350,000              $ 7,350,000              8.5%        October 1, 2000
November 29, 1999                 $30,210,000              $30,210,000              8.5%        December 1, 2000



         We consider the financing from Promus Hotels, Inc. to be "bridge financing" because of its short-term nature (that is, each promissory note reaches maturity within approximately one year of its date of execution). Despite the temporary use of bridge financing, over the long-term we will seek to hold our properties on an all-cash basis, as indicated in the prospectus.

         The promissory notes have several provisions in common, which include the following:

         o    monthly interest payments

         o monthly principal payments, to the extent of the net equity proceeds from our offering of common shares

         o our delivery of monthly notices to specify such net equity proceeds

         o our right to prepay the notes, in whole or in part, without premium or penalty

         o a late payment premium of four percent (4%) for any payment not made within ten (10) days of its due date

         Principal payments under the promissory note dated as of November 29, 1999 are not scheduled to start until the other promissory notes have been paid in full. Assuming those other notes continue to be paid on schedule, principal payments under the note dated as of November 29, 1999 will be due in two installments on November 1, 2000 and December 1, 2000.

SOURCE OF PAYMENTS

         Revenue from the operation of the hotels will be used to pay interest under the promissory notes we have made to Promus Hotels, Inc. The "net equity proceeds" from our offering of common shares will be used to pay principal. The phrase "net equity proceeds" means the total proceeds from our offering of common shares, as reduced by selling commissions, a marketing expense allowance, closing costs, various fees and charges (legal, accounting, and so forth), a working capital reserve and a reserve for renovations, repairs and replacements of capital improvements. We were permitted, by letter agreement dated October, 1999, to use our net equity proceeds to pay 25% of the purchase price of the hotels we acquired on November 29, 1999 (rather than use such amounts exclusively for payments under the earlier promissory notes.)

         There can be no assurance that the net equity proceeds from our offering of common shares will be sufficient to pay principal under the promissory notes on or before the required due dates. The following amounts would be due on the maturity dates of the promissory notes, assuming no payments of principal are made before those maturity dates:



            Date of                  Principal                Monthly                 Total Due
            Maturity                    Due                 Interest Due             at Maturity
            --------                    ---                 ------------             -----------

         October 1, 2000             $33,975,000             $240,656.25            $34,215,656.25

         December 1, 2000            $30,210,000             $213,987.50            $30,423,987.50



         In the event of a default under the promissory notes, various remedies are available to Promus Hotels, Inc. under certain deeds of trust, which are described below.

LICENSING AND MANAGEMENT

         We expect that the hotels we purchased as of November 29, 1999 will continue to operate as Homewood Suites(R) properties. To help achieve that result, Promus Hotels, Inc. has executed separate license agreements dated as of December 8, 1999. Promus Hotels, Inc. is managing each of the five hotels under management agreements dated as of November 29, 1999. These license and management agreements are among the material contracts described below.

POTENTIAL ECONOMIC RISK AND BENEFIT TO GLADE M. KNIGHT

         Because we are prohibited under federal tax laws from directly operating our extended-stay hotels, the five hotels we purchased as of November 29, 1999 have been leased to Apple Suites Management, Inc. Our president and chief executive officer, Glade M. Knight, is the sole shareholder of Apple Suites Management, Inc.

         The master hotel lease agreement has been structured to minimize, to the extent possible, the economic benefit to Apple Suites Management, Inc. and to maximize the rental income we receive from the hotels. However, revenues from operating the hotels may exceed payment obligations under the master hotel lease agreement, the license agreements and the management agreements. To the extent that Apple Suites Management, Inc. has any remaining income after those payment obligations are met, it will realize an economic benefit. Because this potential economic benefit depends, in part, on future hotel revenues, the extent of this potential economic benefit cannot be determined at this time.

         Apple Suites Management, Inc. has agreed that it will retain its net income, if any, rather than distribute such income to Glade M. Knight. This agreement will remain in effect for the duration of the master hotel lease agreement, to help ensure that Apple Suites Management, Inc. will be able to make its rent payments.

         If the cash flow from the operations of the hotels and the retained earnings of Apple Suites Management, Inc. are insufficient to make the rental payments due under the master lease agreement, Apple Suites Management, Inc. can receive additional funding under two funding commitments. The funding commitments are dated as of September 17, 1999, and have been made by Glade M. Knight and Apple Suites Realty Group, Inc., which is wholly-owned by Mr. Knight. These funding commitments are payable on demand by Apple Suites Management, Inc. Under each funding commitment, Apple Suites Management, Inc. can make one or more demands for funding, subject to the following: (1) the aggregate payments under the funding commitments shall not exceed $2 million; (2) the demands for payment shall be limited, in amount and frequency, to those demands that are reasonably necessary to satisfy any capitalization or net worth requirements of Apple Suites Management, Inc., or payment obligations under the master hotel lease agreements for our hotels. Apple Suites Management, Inc. is not required to repay the funds it receives under the funding commitments.

                          SUMMARY OF MATERIAL CONTRACTS

DEEDS OF TRUST AND RELATED DOCUMENTS

         Each hotel we own is encumbered by at least one mortgage on its real property, security interest in its personal property, and assignment of hotel rents and revenues, all in favor of Promus Hotels, Inc. (As described above, Promus Hotels, Inc. provided financing for our hotel purchases). These encumbrances are created by substantially similar documents. For simplicity, we will refer to each of these documents as a "deed of trust."

         Each deed of trust corresponds to one of the promissory notes we made to Promus Hotels, Inc., and secures the payment of principal and interest under that promissory note. The encumbrance created by a deed of trust will terminate when its corresponding promissory note is paid in full.

         We are subject to various requirements under the deeds of trust. For instance, we must maintain adequate insurance on the hotels and we must not grant any further assignments of rents or leases with respect to the hotels.

         Each deed of trust contains a substantially similar definition of events of default. In each case, the events of default include (without limitation) any default that occurs under any of the promissory notes or under another deed of trust, and any sale of the secured property without the prior consent of Promus Hotels, Inc. Upon any event of default, various remedies are available to Promus Hotels, Inc. Those remedies include, for example (1) declaring the entire principal balance under the promissory notes, and all accrued and unpaid interest, to be due and payable immediately; (2) taking possession of the secured property, including the hotels; and (3) collecting hotel rents and revenues, or foreclosing on the hotels, to satisfy unpaid amounts under the promissory notes. Each deed of trust requires us to pay any costs that may be incurred in exercising such remedies.

         Our hotel in Virginia, which was purchased on September 20, 1999, was not covered by additional deeds of trust at subsequent closings. Instead, the Virginia hotel was encumbered by separate negative pledges, which correspond to the promissory notes executed at those closings. The negative pledges prohibit any transfer or further encumbrance of the Virginia hotel, in whole or in part, without the prior written consent of Promus Hotels, Inc. The encumbrance created by a negative pledge will terminate when its corresponding promissory note is paid in full.

         At each closing on our purchase of a hotel or group of hotels, we encumbered the hotels we were purchasing and the hotels we already owned. The following table summarizes the encumbrances on our hotels and the relative priority of those encumbrances:



  Name                                     Summary of                                  Date of Corresponding
  of Hotel                                 Encumbrance                                 Promissory Note
  --------                                 -----------                                 ---------------

  Dallas - Addison                         first mortgage / security interest......... September 20, 1999 second mortgage / security interest........ October 5, 1999 modification of above for new debt......... November 29, 1999

  Dallas - Irving/Las Colinas              first mortgage / security interest......... September 20, 1999 second mortgage / security interest........ October 5, 1999 modification of above for new debt......... November 29, 1999

  North Dallas - Plano                     first mortgage / security interest......... September 20, 1999 second mortgage / security interest........ October 5, 1999 modification of above for new debt......... November 29, 1999

  Richmond - West End                      first mortgage / security interest......... September 20, 1999 negative pledge............................ October 5, 1999 negative pledge............................ November 29, 1999

  Atlanta - Galleria/Cumberland            first mortgage / security interest......... October 5, 1999 second mortgage / security interest........ November 29, 1999

  Atlanta - Peachtree                      first mortgage / security interest......... November 29, 1999

  Baltimore - BWI Airport                  first mortgage / security interest......... November 29, 1999

  Clearwater                               first mortgage / security interest......... November 29, 1999

  Detroit - Warren                         first mortgage / security interest......... November 29, 1999

  Salt Lake City - Midvale                 first mortgage / security interest......... November 29, 1999



ENVIRONMENTAL INDEMNITIES

         A separate environmental indemnity applies to each of the hotels we purchased as of November 29, 1999. The indemnities are substantially similar and protect Promus Hotels, Inc. in the event that we undertake any corrective work to remove or eliminate hazardous materials from the hotel properties. Hazardous materials are defined in the indemnities to include, for example, asbestos and other toxic materials. We are not aware of any hazardous materials at the hotel properties, but there can be no assurance that such materials are not present.

         Under the indemnities, we have agreed to indemnify and protect Promus Hotels, Inc. from any losses that it may incur because of (1) the nonperformance, or delayed performance and completion, of corrective work; or
(2) the enforcement of the indemnities. Our indemnities with respect to the hotels generally will terminate upon payment in full under the promissory note dated as of November 29, 1999. However, in each case, our indemnities will continue with respect to those litigation or administrative claims, if any, that involve indemnified losses and that are pending at the date of full payment. In addition, for a period of four years after the date of such full payment, we will be obligated to pay any enforcement costs for subsequent litigation or administrative claims.

MASTER HOTEL LEASE AGREEMENTS

         We have leased the hotels we purchased as of November 29, 1999 to Apple Suites Management, Inc. Our existing master hotel lease agreement, dated as of September 20, 1999, has been supplemented to include these hotels as leased properties.

         The master hotel lease agreement has an initial term of ten years and an optional five-year extension, provided that Apple Suites Management, Inc. is not in default either at the time of the exercise of the option or at the end of the original term of the lease. The first five-year extension would be upon the same terms, conditions and rentals as in the initial term. Apple Suites Management, Inc. has the option to extend the lease for an additional five years following the end of the first five-year extension, provided it is not in default either at the time of the exercise of the option or at the end of the original term of the first five-year extension. If this second option is exercised, we and Apple Suites Management, Inc. must negotiate in good faith to adjust the rental payments for the additional five-year term to a market rate for similar hotel properties at that time. If no agreement can be reached on rental terms for this second five-year extension, a panel of three persons who have generally recognized expertise in evaluating hotel REIT leases and who are not affiliates of us or Apple Suites Management, Inc. will determine such rental terms.

         We may terminate the master hotel lease agreement if (1) we sell the hotels to a third party; (2) there is a change of control of Apple Suites Management, Inc.; or (3) the Internal Revenue Code is amended to permit us to operate the hotels directly or otherwise render the use of a lease by a hotel REIT obsolete. If we terminate the master hotel lease agreement we must compensate Apple Suites Management, Inc. by either paying the fair market value of the lease as of such termination, or offering to lease one or more substitute hotel facilities.

         The master hotel lease agreement provides that Apple Suites Management, Inc. will pay us a base rent, percentage rent and certain additional charges. Base rent is payable in advance in equal monthly installments. In addition, for each calendar quarter during the term of the leases, Apple Suites Management, Inc. will pay percentage rent based on a percentage of gross revenues (less sales and room taxes), referred to as "suite revenue," derived in connection with the rental of suites at the hotels. The percentage rent is equal to (a) 17% of all year-to-date suite revenue, up to the applicable quarterly suite revenue breakpoint (as shown below); plus (b) 55% of the year-to-date suite revenue in excess of the applicable quarterly suite revenue breakpoint, less both base rents and the percentage rent paid year to date. The base rent and the quarterly suite revenue breakpoints will be adjusted each year beginning on January 1, 2001, based on the most recently published Consumer Price Index. The base rents for 1999 and 2000 are shown below:

                                                       Base Rent
                Name of Hotel                      (1999 and 2000)
                -------------                      ---------------

                Atlanta - Peachtree                    $414,150

                Baltimore - BWI Airport                $895,750

                Clearwater                             $664,150

                Detroit - Warren                       $408,450

                Salt Lake City - Midvale               $438,150


         The quarterly suite revenue breakpoints from 1999 through 2008, before any adjustment based on the Consumer Price Index, are described in the table below and in the subsequent paragraph:

                 Suite Revenue Breakpoints for the First Quarter
                       of each year from 1999 through 2008



                 Atlanta -         Baltimore -                             Detroit -        Salt Lake City -
  Year           Peachtree         BWI Airport         Clearwater           Warren               Midvale
  ----           ---------         -----------         ----------           ------               -------

  1999            $149,094          $322,470            $239,094           $147,042             $157,734

  2000            $134,599          $291,119            $215,849           $132,746             $142,399

  2001            $138,740          $300,076            $222,490           $136,831             $146,780

  2002            $144,953          $313,513            $232,453           $142,958             $153,353

  2003            $149,094          $322,470            $239,094           $147,042             $157,734

  2004            $153,236          $331,428            $245,736           $151,127             $162,116

  2005            $157,377          $340,385            $252,377           $155,211             $166,497

  2006            $161,519          $349,343            $259,019           $159,296             $170,879

  2007            $165,660          $358,300            $265,660           $163,380             $175,260

  2008            $169,802          $367,258            $272,302           $167,465             $179,642


         In all cases, the suite revenue breakpoints for the second, third and fourth quarters of the same years are determined by multiplying the breakpoint for the first quarter (as shown above) by two, three or four, respectively.

         Under the master hotel lease agreement, Apple Suites Management, Inc. is responsible for paying all taxes, other than real estate and personal property taxes, imposed with respect to the hotels or any business conducted by it at the hotels. In addition, Apple Suites Management, Inc. is responsible for obtaining and maintaining utility services to the hotels and paying all charges for electricity, gas, oil, water, sewer and other utilities used in the hotels during the term of the master hotel lease. Apple Suites Management, Inc. is also responsible for paying all premiums for personal property insurance, comprehensive general liability insurance, worker's compensation insurance, vehicle liability insurance, hazard insurance and any other insurance that we may reasonably request for the hotels and their operations. We are required to maintain building insurance (including earthquake and flood insurance), insurance for loss or damage to the steam boilers and similar apparatus and loss of income insurance.

         The master hotel lease agreement requires Apple Suites Management, Inc. to maintain the hotels in good order and repair, except for ordinary wear and tear. However, we are required to maintain any underground utilities and the structural elements of the hotels, including the exterior walls and roof. In addition, pursuant to the license agreements and management agreements (as described below), we are required to maintain, and to upgrade, the hotels under the standards specified under those agreements in order to operate the hotels as Homewood Suites(R) hotels. We are also obligated to pay for a reserve for periodic repair, replacement or refurbishing of furniture, fixtures and equipment. Our payments must equal up to 5% of our gross revenues (less sales and room taxes) from the rental of suites at the hotels.

HOTEL LICENSE AGREEMENTS

         Each of the hotels we purchased as of November 29, 1999 is licensed to operate as a Homewood Suites(R) property. These licenses were granted by Promus Hotels, Inc. to Apple Suites Management, Inc. under substantially similar license agreements dated as of November 29, 1999.

         The license agreement for each hotel provides that Apple Suites Management, Inc. has the right to operate the hotel using the Homewood Suites(R) "System." The "System" includes the service mark "Homewood Suites(R)" and other associated service marks and similar property rights, access to a reservation system, distribution of advertising, access to a "Standards Manual," and access to other training, information, programs and policies comprising the Homewood Suites(R) hotel business.

         In exchange for the license to use the Homewood Suites(R) System, Apple Suites Management, Inc. has agreed to numerous requirements and restrictions applicable to its operation of the hotel. Apple Suites Management, Inc. is also required to pay royalties and other fees, as described below.

         Apple Suites Management, Inc. will be subject to various operational requirements pursuant to the license agreements and a "Standards Manual." The Standards Manual may be changed at any time by Promus Hotels, Inc. As described below, Promus Hotels, Inc. will act as the manager of the hotels under separate management agreements. As a practical matter, many of the requirements in the license agreements and Standards Manual will be the responsibility of Promus Hotels, Inc. However, certain requirements will remain the practical responsibility of Apple Suites Management, Inc. Furthermore, the failure of Promus Hotels, Inc. to comply with the management agreements will not, of itself, relieve Apple Suites Management, Inc. from the obligations imposed upon it under the license agreements. In such event, the remedies available to Apple Suites Management, Inc. may be limited to monetary damages for breach of the hotel management agreements.

         The hotels must be operated 24 hours a day in strict compliance with detailed policies, procedures and requirements established by Promus Hotels, Inc. These requirements cover matters such as the types of services and products that may be offered at the hotel, the style and type of signage, the appearance and condition of the hotel, the use of the reservations system for guests, adherence to a 100% Satisfaction Guarantee rule of operation, required insurance coverage and other requirements. The requirements are designed to insure that each hotel meets uniform guidelines for all Homewood Suites(R) Hotels, wherever located.

         Under the license agreements, Apple Suites Management, Inc. is granted the right to use the Homewood Suites(R) System only during the term of the license agreements, and has no other ownership interest in, or rights to, such System. The term of each license agreement is 20 years, but the agreement is subject to early termination for various reasons, including default by Apple Suites Management, Inc. or its efforts to obtain bankruptcy protection. If a license agreement is terminated for any reason, the hotel must immediately cease to identify itself as a Homewood Suites(R) Hotel.

         Apple Suites Management, Inc. is required to pay to Promus Hotels, Inc. the following monthly amounts: (1) A royalty fee equal to 4% of the gross suites revenues (less sales and room taxes) received from rental of suites at the hotel; (2) a marketing contribution equal to 4% of gross suites revenues; (3) any amounts due Promus Hotels, Inc. for goods or services provided by Promus Hotels, Inc. to Apple Suites Management, Inc.; and (4) the amount of sales, gross receipts or similar taxes imposed on Promus Hotels, Inc. as a result of the payments described in clauses (1), (2), and (3) of this sentence.

         Apple Suites Management, Inc. is required to prepare and deliver to Promus Hotels, Inc. daily, monthly and other reports which, among other things, certify gross revenues from operation of the hotel. The 4% marketing contribution is subject to change by Promus Hotels, Inc. from time to time. Furthermore, there is no assurance that the marketing contribution from a hotel will be used to fund advertising or marketing with respect to the hotel actually making the contribution.

         Under the license agreements, Promus Hotels, Inc. may from time to time require Apple Suites Management, Inc. to upgrade hotel facilities to meet the standards then specified in the Standards Manual. We expect to pay the costs of any such required upgrades from the proceeds of our ongoing offering of common shares, although there can be no assurance that such proceeds will be sufficient for this purpose.

HOTEL MANAGEMENT AGREEMENTS

         Promus Hotels, Inc. is managing the hotels we purchased as of November 29, 1999 (except for the hotel in Florida, which is being managed by Promus Hotels Florida, Inc.). To simplify the following discussion, the manager will be referred to as "Promus Hotels." The management of our hotels is governed by separate management agreements with Apple Suites Management, Inc. (which is leasing the hotels from us, as discussed above). These management agreements are substantially similar and are dated as of November 29, 1999.

         The management agreements require Promus Hotels to operate the hotels in conformity with the hotel license agreements described above. Promus Hotels will be responsible for directing the day-to-day activities of the hotels and establishing policies and procedures relating to the management and operation of the hotels.

         As part of its responsibilities for directing the day-to-day activities of the hotels, Promus Hotels will hire, supervise and determine the compensation and terms of employment of all hotel personnel. Promus Hotels also will determine the terms for admittance, room rates and all use of hotel rooms. Promus Hotels will select and purchase all operating equipment and supplies for the hotels. Promus Hotels will be responsible for (1) advertising and promoting the hotels in coordination with the requirements of the license agreements described above; and (2) obtaining and maintaining any permits and licenses required to operate the hotels.

         Each year, Promus Hotels will submit a proposed operating budget for each hotel to Apple Suites Management, Inc. for its approval. Each budget will include a business plan describing the business objectives and strategies for each hotel for the period covered by the budget. In addition, Promus Hotels will submit a recommended capital budget to Apple Suites Management, Inc. for its approval. The capital budget will apply to furnishings, equipment and ordinary hotel capital replacements needed to operate the hotels in accordance with the hotel license agreements. At a minimum, each year's budget for capital improvements will provide for capital expenditures that are required to meet the minimum standards of the hotel license agreement, subject to the following limits: (1) three percent (3%) of adjusted gross revenues for the first full year after the commencement of the management agreement; (2) four percent (4%) of adjusted gross revenues for the second full year after the commencement of the management agreement; and (3) five percent (5%) of adjusted gross revenues for each year thereafter.

         In exchange for performing the services described above, Promus Hotels will receive a management fee, payable monthly. The management fee will equal 4% of adjusted gross revenues. Adjusted gross revenues are defined generally as all revenues derived from the hotels, as reduced by (1) refunds; (2) sales and other similar taxes; (3) proceeds from the sale or other disposition of the hotels, furnishings and other capital assets; (4) fire and extended coverage insurance proceeds; (5) credits or refunds made to customers; (6) condemnation awards; (7) proceeds of financing or refinancing of the hotels; (8) interest on bank accounts; and (9) gratuities or service charges added to a customer's bill.

         Prior to the second anniversary of the management agreement, a portion of the management fee equal to 1% of adjusted gross revenues will be subordinated to payment of a basic return to Apple Suites Management, Inc.. The basic return is generally equal to 11% of the purchase price for each hotel (and related acquisition costs).

         Each management agreement has a 15-year term. However, Apple Suites Management, Inc. may terminate any management agreement after its tenth anniversary. If it does so, Promus Hotels will be entitled to a termination fee. The termination fee generally is equal to (1) the aggregate management fees earned during the preceding 24 months, if the termination occurs after the tenth anniversary but on or before the 14th anniversary of the effective date of the management agreement; or (2) the average monthly management fee earned during the preceding 24 months times the number of full calendar months remaining in the term, if the termination occurs after the 14th anniversary of the effective date of the management agreement.

         In addition, if the hotel license agreement with respect to a particular hotel is terminated, Promus Hotels may terminate the corresponding management agreement. If Promus Hotels terminates the management agreement it will be entitled to a termination fee equal to (a) an amount that ranges from $426,690 to $882,433 (depending on the hotel involved) if the termination occurs within two years of the effective date of the management agreement; (b) 150% of the aggregate monthly management fees earned during the preceding 24 months, if the termination occurs after the second anniversary but on or before the tenth anniversary of the effective date of the management agreement; (c) 75% of the aggregate monthly management fees earned during the preceding 24 months, if the termination occurs after the tenth anniversary but on or before the 14th anniversary of the effective date of the management agreement; or (d) the average monthly management fee earned during the preceding 24 months times the number of full calendar months remaining in the term, if the termination occurs after the 14th anniversary of the effective date of the management agreement.

         Beginning in the first full calendar year of operations, Apple Suites Management, Inc. may terminate a management agreement if Promus Hotels fails to achieve, in any two consecutive calendar years, a gross operating profit which is at least equal to 85% of the annual budgeted gross operating profit. Promus Hotels can avoid termination by making a cash payment to Apple Suites Management, Inc. equal to the difference between the gross operating profits achieved and 85% of the budgeted gross operating profits for the second such year. Generally, gross operating profit is defined as the amount by which adjusted gross revenues exceed operating costs.

COMFORT LETTERS

         Our decision to lease the hotels we purchased as of November 29, 1999 to Apple Suites Management, Inc., is based upon certain technical tax considerations that apply to us as a real estate investment trust (or REIT) for federal income tax purposes. To address operational complexities and other potential problems that may arise from using Apple Suites Management, Inc. as the lessee of our hotels and the party to the license agreements and management agreements, we have entered into a "Comfort Letter" with Promus Hotels, Inc. with respect to each hotel. Each comfort letter is dated as of November 29, 1999. The comfort letters grant us certain rights if problems arise under such agreements, or if the lease structure is no longer necessary for tax purposes. The chief provisions of the comfort letters are described below.

         First, as long as we are the owner of the hotel and a particular license agreement is in effect, Promus Hotels, Inc. has agreed to notify us of any breach of any license agreement or management agreement by the lessee. We will have 10 days to cure any monetary default and 30 days to cure any non-monetary default. There is no opportunity to cure defaults not capable of being cured (such as bankruptcy of the lessee or a transfer in violation of the license agreement), but in such situation, a default would occur under the lease and we would be able to terminate the lease.

         Second, if there is a default under the lease and we elect to terminate the lease, we have the right, which may be exercised within 90 days after giving notice of termination to Promus Hotels, Inc., to enter into a new lease agreement with a successor lessee. In general, any such successor lessee must be majority owned and controlled by us or our affiliates (which includes our directors and executive officers) and must be a person or entity that has adequate financial resources to perform under the lease, is not the franchisor or operator of a competing chain of hotels, and enjoys a favorable reputation for integrity. If we enter into a new lease, the successor lessee will have a right to enter into a new license agreement and new management agreement with Promus Hotels, Inc. for the balance of the original terms of those agreements. However, if we are unable to provide a qualified successor lessee within such 90-day period, the license agreement may be terminated at the option of Promus Hotels, Inc. and we will be obligated to pay liquidated damages to Promus
Hotels, Inc. In general, liquidated damages are an amount equal to the total fees payable under the license agreement for the three years prior to termination. If the hotel has been open for less than three years, the amount is equal to the greater of: (1) 36 times the monthly average of fees payable for the period during which the hotel has been open; or (2) 36 times the amount payable for the last full month of operation prior to termination. If the hotel is open but has not been in operation for a full month, liquidated damages equal $3,000 per suite in the hotel. Other liquidated damage provisions apply in the case of termination of the license agreement before commencement of construction of the hotel or if construction is complete but the hotel is not yet opened.

         Third, the comfort letters provide that if the income tax rules applicable to real estate investment trusts are amended to permit us to operate the hotel directly, we may give notice of such tax change to Promus Hotels, Inc. and of our election to terminate the lease. We then have the right to enter into a new license agreement and a new management agreement for a term equal to the balance of the original terms of such agreements.

                            DESCRIPTION OF PROPERTIES

         All  of  the  hotels  we   purchased   as  of  November  29,  1999  are
extended-stay hotels, and are licensed to operate as Homewood Suites(R) properties. We believe that the majority of the guests at the hotels during the past 12 months have been business travelers. We expect that this pattern will continue.

         Each suite at a Homewood Suites(R) property consists of a bedroom and a living room, with an adjacent kitchen area. The basic suite is known as a "Homewood Suite," which generally has one double or king-size bed. Larger suites, known as "Master Suites" or "Extended Double Suites" are also available. These suites have larger rooms, with either one king-size bed or two smaller beds. The largest suites contain two separate bedrooms. Wheelchair-accessible suites are available at each hotel.

         The suites have many features and amenities in common. Most suites have ceiling fans and two color televisions (one in the bedroom and one in the living room). Some suites have fireplaces. Typical living room furniture includes a sofa (often a fold-out sleeper sofa), coffee table and work/dining table with chairs. Some livings rooms contain a recliner and a videocassette player. The kitchens vary, but generally have a microwave, refrigerator, dishwasher, coffee maker and stove, together with basic cookware and utensils.

         The hotels are marketed, in part, through the Homewood Suites(R) web site (http://www.homewood-suites.com), which is generally available 24 hours a day, seven days a week, around the world. Reservations may be made directly through the web site. The reservation system and the web site are linked to, and cross-marketed with, the reservation systems and web sites for other hotel franchises that are owned and operated by Promus Hotels, Inc. Those other franchises include Hampton Inns(R), Doubletree Hotels(R) and Embassy Suites(R). Such cross-marketing may affect occupancy at the Homewood Suites(R) properties by directing travelers toward, or away from, Homewood Suites(R).

         All five of the hotels were actively conducting business at the time of their acquisition. We believe that the acquisitions were conducted without materially disrupting any of the daily activities at the hotels. During the past 12 months, each hotel has been covered with property and liability insurance, and we have arranged to continue such coverage. We believe the hotels are adequately covered by insurance. More specific property descriptions for each hotel appear below.

                               ATLANTA - PEACHTREE

         The Homewood Suites(R) Atlanta - Peachtree is located on a 3.45 acre site at 450 Technology Parkway, Norcross, Georgia 30092. The hotel is approximately 25 miles from downtown Atlanta and 35 miles from the Hartsfield Atlanta International Airport.

         The hotel opened in February 1990. It has wood frame construction, with an exterior of brick veneer and wood siding. The hotel consists of four buildings, each with one, two or three stories. The hotel contains 92 suites, which have a combined area of 53,920 square feet. The following types of suites are available:

         Type of  Suite         Number Available       Square Feet Per Suite
         --------------         ----------------       ---------------------

         Master Suite                  12                            650
         Homewood Suite                76                            550
         Two-Bedroom Suite              4                          1,080

         The hotel offers a 40-seat breakfast/lounge area, a meeting room that accommodates 25 to 30 people, and a business center that offers guests the use of a personal computer, a photocopier and an electric typewriter. Recreational facilities include an outdoor pool, a whirlpool and an exercise room. The hotel also contains a guest convenience store and laundry. The hotel has its own parking lot with 117 spaces. The hotel provides complimentary shuttle service within a five mile radius.

         We believe that the hotel has been generally well maintained and is generally in very good condition. Over the next 12 months, we plan to spend approximately $500,000 on renovations or improvements. We expect that the principal renovations and improvements will include carpet replacement, furniture replacement, bathroom upgrades and parking lot resurfacing and restriping. We expect to pay for the costs of these renovations and improvements with proceeds obtained from our ongoing offering of common shares.

         During 1999, the average stay at the hotel has been approximately 6.4 nights, and approximately 52% of the guests have stayed for five nights or more. Occupancy at the hotel is not seasonal. The following table shows average daily occupancy rates, expressed as a percentage, for each of the last five years:

                  Average Daily Occupancy Rate (calendar year)

         1995       1996      1997       1998       1999 (through October)
         ----       ----      ----       ----       ----------------------

         79.5%      77.4%     74.8%      72.9%              70.9%

         For January 1, 1999 through October 31, 1999, the average daily rate per suite was $82.06, and the average daily net revenue per suite was $58.15. As explained above, revenue from the hotel's operations will be used to pay interest due under the promissory note dated November 29, 1999. There can be no assurance, however, the proceeds of the offering will be sufficient to permit such payments of principal. Assuming that no principal payments are made until the maturity of the promissory note, and that the hotel continues to have the level of net revenue specified above, approximately 13.17 % of the hotel's revenue would be needed to cover its portion of the interest payments.

         The hotel's current rate structure is based on length of stay and type of suite, as summarized below:

           Length of Stay
           (number of nights)    Homewood            Master      Two Bedroom
          ------------------     --------            ------      -----------
          1  to  4                 $99                $105          $139
          5  to 11                  85                  95           119
          12 to 29                  75                  85           109
          30 or more                59                  69            99

         The hotel offers a weekend discount. This discount varies by type of suite and generally reduces the basic rate by 20 to 33%. The weekend discount is not available to guests who stay for five nights or more. The hotel also offers discounts to guests who stay under certain corporate accounts. These discounts are often negotiated with the corporate customer and vary from account to account. During the past 12 months, we estimate that approximately 86% of the hotel's guests received a corporate discount.

         The chief corporate accounts (as designated in the hotel's records) include Perkin Elmer, Hitachi, GTE Data Services, Valmet, Glenayre, Ultimate Software, Uptons, Mizuno and Alltel Supply. From January 1, 1999 through August 9, 1999, the 10 biggest corporate accounts were responsible for approximately 50% of the hotel's occupancy. There can be no assurance, however, that the hotel will continue to receive significant occupancy, or any occupancy, from the corporate accounts identified above. In particular, the occupancy from GTE Data Services was due to a one-time occurrence, and Upton's is closing its business in the area.

         The table below shows the average effective annual rental per square foot for each of the last five years:

                                                                        1999
            1995            1996          1997           1998       (annualized)
            ----            ----          ----           ----       ------------

           $42.53          $47.16        $45.42         $41.95         $36.19

         The depreciable real property component of the hotel has a currently estimated Federal tax basis of $2,911,697 and will be depreciated over a life of 39 years (or less, as permitted by the Internal Revenue Code) using the straight-line method. The basis of the personal property component of the hotel will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code.

         The following table sets forth the 1999 real estate tax information for the hotel:

         Tax                Assessed      Taxable           Tax       Amount
         Jurisdiction       Value         Portion (40%)     Rate      of Tax
         ------------       -----         -------------     ----      ------

         Gwinnett County    $5,688,440    $2,275,380        0.03225   $73,381.01

         We estimate that the annual property tax on the expected improvements will be approximately $6,500 or less.

         At least six competing hotels are located within three miles of the hotel. (The names of the competing franchises, as listed below, may be registered as service marks or trade names.) Three of the competing hotels are newer than the hotel. The newer competing hotels have franchises with AmeriSuites, Hilton Garden Inn and Residence Inn. The other competing hotels have franchises with Courtyard by Marriott, Marriott and Holiday Inn. We believe that the rates charged by the hotel are generally competitive with the rates charged by these other hotels. To our knowledge, no extended-stay hotels are being constructed within five miles of the hotel.

                             BALTIMORE - BWI AIRPORT

         The Homewood Suites(R) Baltimore - BWI Airport is located on a 4.69 acre site at 1181 Winterson Road, Linthicum, Maryland 21090. The hotel is approximately 8 miles from downtown Baltimore and 2 miles from the Baltimore-Washington International Airport.

         The hotel opened in March 1998. It has concrete masonry construction, with a stucco exterior. The hotel consists of one building with four stories. The hotel contains 147 suites, which have a combined area of 75,600 square feet. The following types of suites are available:

         Type of  Suite             Number Available     Square Feet Per Suite
         --------------             ----------------     ---------------------

         Master Suite                     20                    500
         Homewood Suite                  120                    500
         Two-Bedroom Suite                 7                    800

         The hotel offers a 40-seat breakfast/lounge area, and three meeting rooms that accommodate up to 125 people, and a business center that offers guests the use of a personal computer, a photocopier and an electric typewriter. Recreational facilities include an outdoor pool, a whirlpool and an exercise room. The hotel also contains a guest convenience store and laundry. The hotel has its own parking lot with 157 spaces. The hotel provides complimentary shuttle service within a five mile radius.

         We believe that the hotel has been generally well maintained and is generally in very good condition. Over the next 12 months, we plan to spend approximately $588,000 on renovations or improvements. We expect that the principal renovations and improvements will include carpet replacement, furniture replacement, bathroom upgrades and parking lot resurfacing and restriping. We expect to pay for the costs of these renovations and improvements with proceeds obtained from our ongoing offering of common shares.

         During 1999, the average stay at the hotel has been approximately 8 nights, and approximately 68% of the guests have stayed for five nights or more. Occupancy at the hotel is not seasonal. The following table shows average daily occupancy rates, expressed as a percentage, since the opening of the hotel:

                  Average Daily Occupancy Rate (calendar year)

                       1998             1999 (through October)
                       ----             ----------------------

                       67.0%                   85.8%

         For January 1, 1999 through October 31, 1999, the average daily rate per suite was $94.15, and the average daily net revenue per suite was $80.75. As explained above, revenue from the hotel's operations will be used to pay interest due under the promissory note dated November 29, 1999. There can be no assurance, however, the proceeds of the offering will be sufficient to permit such payments of principal. Assuming that no principal payments are made until the maturity of the promissory note, and that the hotel continues to have the level of net revenue specified above, approximately 24.05% of the hotel's revenue would be needed to cover its portion of the interest payments.

         The hotel's current rate structure is based on length of stay and type of suite, as summarized below:

           Length of Stay
           (number of nights)         Homewood        Master       Two Bedroom
           ------------------         --------        ------       -----------

             1  to  4                   $129           $129           $179
             5  to 11                    119            119            179
             12 to 29                     99             99            179
             30 or more                   89             89            179

         The hotel offers a weekend discount. This discount varies by type of suite and generally reduces the basic rate by 20 to 33%. The weekend discount is not available to guests who stay for five nights or more. The hotel also offers discounts to guests who stay under certain corporate accounts. These discounts are often negotiated with the corporate customer and vary from account to account. During the past 12 months, we estimate that approximately 86% of the hotel's guests received a corporate discount.

         The chief corporate accounts (as designated in the hotel's records) include the National Security Agency, Ft. Meade (training and field visitors), Defense Security Services, Northrop Grumman, the Internal Revenue Service and DCITP (division of Computer Sciences Corp.). From January 1, 1999 through August 3, 1999, these corporate accounts were responsible for over 45% of the hotel's occupancy. There can be no assurance, however, that the hotel will continue to receive significant occupancy, or any occupancy, from the corporate accounts identified above.

         The table below shows the average effective annual rental per square foot since the opening of the hotel:

                                                1999
                             1998           (annualized)
                             ----           ------------

                            $33.46             $57.28

         The depreciable real property component of the hotel has a currently estimated Federal tax basis of $14,719,686 and will be depreciated over a life of 39 years (or less, as permitted by the Internal Revenue Code) using the straight-line method. The basis of the personal property component of the hotel will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code.

         The following table sets forth the 1999 real estate tax information for the hotel:



                               Assessed            Assessed           Taxable         Tax Rate          Amount
Tax Jurisdiction*            Value (1999)        Value (1998)         Amount*        (per $100)         of Tax
----------------             ------------        ------------         ------         ----------         ------

State of Maryland/            $11,085,900        $10,316,100        $4,229,080          2.57         $108,687.36
Anne Arundel County

         * In Maryland, the real estate tax process is coordinated by state and county. The taxable amount is weighted to reflect the prior year assessment. It is computed as follows:
         40%  x  [ Prior Year Assessment +  ( Change in Assessment / 3 ) ]


         We estimate that the annual property tax on the expected improvements will be approximately $6,100 or less.

         At least five competing hotels are located within two miles of the hotel. (The names of the competing franchises, as listed below, may be registered as service marks or trade names.) One of the competing hotels is newer than the hotel. The newer competing hotel has a franchise with Candlewood Suites. The other competing hotels have franchises with AmeriSuites, Comfort Suites, DoubleTree Suites and Residence Inn. We believe that the rates charged by the hotel are generally competitive with the rates charged by these other hotels. We are aware of proposed construction to build two extended-stay hotels within approximately seven miles of the hotel. We expect these hotels to be franchised with Hilton Garden Inn and Town Place Suites.

                                   CLEARWATER

         The Homewood Suites(R) Clearwater is located on a 5.91 acre site at 2233 Ulmerton Road, Clearwater, Florida 33762. The hotel is approximately 12 miles from downtown Tampa/St. Petersburg and 15 miles from the Tampa International Airport.

         The hotel opened in February 1998. It has concrete masonry construction, with a stucco exterior. The hotel consists of one buildings with two stories. The hotel contains 112 suites, which have a combined area of 58,400 square feet. The following types of suites are available:

         Type of  Suite              Number Available     Square Feet Per Suite
         --------------              ----------------     ---------------------

         Homewood King Suite                88                         500
         Homewood Double Suite              16                         500
         Two-Bedroom Suite                   8                         800

         The hotel offers a 40-seat breakfast/lounge area, a meeting room that accommodates up to 75 people, and a business center that offers guests the use of a personal computer, a photocopier and an electric typewriter. Recreational facilities include an outdoor pool, a whirlpool and an exercise room. The hotel also contains a guest convenience store and laundry. The hotel has its own parking lot with 118 spaces. The hotel provides complimentary shuttle service within a five mile radius.

         We believe that the hotel has been generally well maintained and is generally in very good condition. Over the next 12 months, we plan to spend approximately $432,000 on renovations or improvements. We expect that the principal renovations and improvements will include carpet replacement, common area upgrades and bathroom upgrades. We expect to pay for the costs of these renovations and improvements with proceeds obtained from our ongoing offering of common shares.

         During 1999, the average stay at the hotel has been approximately 2.9 nights, and approximately 43% of the guests have stayed for five nights or more. Occupancy at the hotel is not seasonal. The following table shows average daily occupancy rates, expressed as a percentage, since the opening of the hotel:

                  Average Daily Occupancy Rate (calendar year)

                           1998             1999 (through October)
                           ----             ----------------------

                           63.4%                    77.3%

         For January 1, 1999 through October 31, 1999, the average daily rate per suite was $90.65, and the average daily net revenue per suite was $70.03. As explained above, revenue from the hotel's operations will be used to pay interest due under the promissory note dated November 29, 1999. There can be no assurance, however, the proceeds of the offering will be sufficient to permit such payments of principal. Assuming that no principal payments are made until the maturity of the promissory note, and that the hotel continues to have the level of net revenue specified above, approximately 23.19% of the hotel's revenue would be needed to cover its portion of the interest payments.

         The hotel's current rate structure is based on length of stay and type of suite, as summarized below:

          Length of Stay                  Homewood      Homewood
          (number of nights)                King         Double      Two Bedroom
          ------------------                ----         ------      -----------

          1 to  4                           $139          $149           $159
          5 to 29                            115           125            139
          30 or more                          79            89            125

         The hotel offers a weekend discount. This discount varies by type of suite and generally reduces the basic rate by 20 to 33%. The weekend discount is not available to guests who stay for five nights or more. The hotel also offers discounts to guests who stay under certain corporate accounts. These discounts are often negotiated with the corporate customer and vary from account to account. During the past 12 months, we estimate that approximately 85% of the hotel's guests received a corporate discount.

         The chief corporate accounts (as designated in the hotel's records) include Home Shopping Network, Raymond James & Assoc., Lucent Technologies, Tech Data, Honeywell, Franklin Templeton, Unisys, Graham Technology, Transitions Optical and Omnicare. From January 1, 1999 through August 2, 1999, the 10 biggest corporate accounts were responsible for approximately 30% of the hotel's occupancy. There can be no assurance, however, that the hotel will continue to receive significant occupancy, or any occupancy, from the corporate accounts identified above.

         The table below shows the average effective annual rental per square foot since the opening of the hotel:

                                               1999
                           1998                (annualized)
                           ----                ------------
                           $35.31              $48.99

         The depreciable real property component of the hotel has a currently estimated Federal tax basis of $7,561,172 and will be depreciated over a life of 39 years (or less, as permitted by the Internal Revenue Code) using the straight-line method. The basis of the personal property component of the hotel will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code.

         The following table sets forth the 1999 real estate tax information for the hotel:

                                               Tax Rate
         Tax Jurisdiction    Assessed Value   (per $1000)       Amount of Tax
         ----------------    --------------   -----------       -------------

         Pinellas County     $4,312,200       22.9033           $98,763.61

         We estimate that the annual property tax on the expected improvements will be approximately $10,000 or less.

         At least seven competing hotels are located within three miles of the hotel. (The names of the competing franchises, as listed below, may be registered as service marks or trade names.) Three of the competing hotels are newer than the hotel. The newer competing hotels have franchises with Candlewood Suites, Fairfield Inn and Town Place Suites. The other competing hotels have franchises with Courtyard by Marriott, Holiday Inn Select, La Quinta Inns and Residence Inn. We believe that the rates charged by the hotel are generally competitive with the rates charged by these other hotels. We are aware of proposed construction to build four extended-stay hotels within approximately three miles of the hotel. We expect these hotels to be franchised with Hawthorn Suites, Radisson Suites, Spring Hill Suites and Woodbridge Suites.

                                DETROIT - WARREN

         The Homewood Suites(R) Detroit - Warren is located on a 2.84 acre site at 30180 N. Civic Center Drive, Warren, Michigan 48093. The hotel is approximately 17 miles from downtown Detroit and 31 miles from the Detroit Metropolitan Wayne County Airport.

         The hotel opened in March 1990. It has wood frame construction, with a plaster and wood trim exterior. The hotel consists of three buildings, each with one, two or three stories. The hotel contains 76 suites, which have a combined area of 31,520 square feet. The following types of suites are available:

         Type of  Suite              Number Available     Square Feet Per Suite
         --------------              ----------------     ---------------------

         Master Suite                        8                         540
         Homewood Suite                     60                         360
         Two-Bedroom Suite                   8                         700

         The hotel offers a 40-seat breakfast/lounge area, a meeting room that accommodates 25 to 30 people, and a business center that offers guests the use of a personal computer, a photocopier and an electric typewriter. Recreational facilities include an outdoor pool, a whirlpool and an exercise room. The hotel also contains a guest convenience store and laundry. The hotel has its own parking lot with 77 spaces. The hotel provides complimentary shuttle service within a five mile radius.

         We believe that the hotel has been generally well maintained and is generally in very good condition. Over the next 12 months, we plan to spend approximately $432,000 on renovations or improvements. We expect that the principal renovations and improvements will include carpet repairs, sidewalk and parking area repairs, common area upgrades and exercise equipment upgrades. We expect to pay for the costs of these renovations and improvements with proceeds obtained from our ongoing offering of common shares.

         During 1999, the average stay at the hotel has been approximately 3.6 nights, and approximately 57% of the guests have stayed for five nights or more. Occupancy at the hotel is not seasonal. The following table shows average daily occupancy rates, expressed as a percentage, for each of the last five years:

                  Average Daily Occupancy Rate (calendar year)

         1995        1996         1997          1998      1999 (through October)
         ----        ----         ----          ----      ----------------------

         71.5%       71.6%        80.3%         76.2%              76.3%

         For January 1, 1999 through October 31, 1999, the average daily rate per suite was $88.26, and the average daily net revenue per suite was $67.35. As explained above, revenue from the hotel's operations will be used to pay interest due under the promissory note dated November 29, 1999. There can be no assurance, however, the proceeds of the offering will be sufficient to permit such payments of principal. Assuming that no principal payments are made until the maturity of the promissory note, and that the hotel continues to have the level of net revenue specified above, approximately 14.77% of the hotel's revenue would be needed to cover its portion of the interest payments.

         The hotel's current rate structure is based on length of stay and type of suite, as summarized below:

           Length of Stay
           (number of nights)       Homewood        Master          Two Bedroom
           ------------------       --------        ------          -----------

           1  to  6                   $104           $139              $159
           7  to 29                     95            119               149
           30 to 89                     89             99               139
           90 or more                   79             89               129

         The hotel offers a weekend discount. This discount varies by type of suite and generally reduces the basic rate by 20 to 33%. The weekend discount is not available to guests who stay for five nights or more. The hotel also offers discounts to guests who stay under certain corporate accounts. These discounts are often negotiated with the corporate customer and vary from account to account. During the past 12 months, we estimate that approximately 40% of the hotel's guests received a corporate discount.

         The chief corporate accounts (as designated in the hotel's records) include General Motors, Daimler Chrysler, Cross Huller, Tim Hortons, Ernst & Young, Impco Technologies and Synergetics. From January 1, 1999 through August 9, 1999, the 10 biggest corporate accounts were responsible for over 45% of the hotel's occupancy. There can be no assurance, however, that the hotel will continue to receive significant occupancy, or any occupancy, from the corporate accounts identified above.

         The table below shows the average effective annual rental per square foot for each of the last five years:

                                                                        1999
             1995          1996         1997          1998          (annualized)
             ----          ----         ----          ----          ------------

            $45.37        $49.68       $57.14        $58.75            $59.24

         The depreciable real property component of the hotel has a currently estimated Federal tax basis of $3,755,879 and will be depreciated over a life of 39 years (or less, as permitted by the Internal Revenue Code) using the straight-line method. The basis of the personal property component of the hotel will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code.

         The following table sets forth the 1999 real estate tax information for the hotel:



                                 Assessed           Tax Rate            Amount           Administrative
Tax Jurisdiction                   Value          (per $1000)           of Tax                 Fee
----------------                   -----          -----------           ------                 ---

County of Macomb                $1,131,410           5.0171           $ 5,676.40             $ 53.80
City of Warren                  $1,131,410          16.0468           $18,155.51               n/a
School District                 $1,131,410          28.6050           $32,363.98             $323.64
                                                                       ---------              ------

                                                           TOTAL       56,195.89             $377.44


         We estimate that the annual property tax on the expected improvements will be approximately $21,500 or less.

         At least five competing hotels are located within three miles of the hotel. (The names of the competing franchises, as listed below, may be registered as service marks or trade names.) Three of the competing hotels are newer than the hotel. The newer competing hotels have franchises with Extended Stay America, Residence Inn and Studio Plus. The other competing hotels have franchises with Best Western and Courtyard by Marriott. We believe that the rates charged by the hotel are generally competitive with the rates charged by these other hotels. We are aware of proposed construction to build two extended-stay hotels within approximately five miles of the hotel. We expect these hotels to be franchised with Red Roof Inn and Sleep Inn.

                            SALT LAKE CITY - MIDVALE

         The Homewood Suites(R) Salt Lake City - Midvale is located on a 3.44 acre site at 844 E. North Union Avenue, Midvale, Utah 84047. The hotel is approximately 11 miles from downtown Salt Lake City and 15 miles from the Salt Lake City International Airport.

         The hotel opened in November 1996. It has concrete masonry construction, with an aluminum siding exterior. The hotel consists of one buildings with three stories. The hotel contains 98 suites, which have a combined area of 60,070 square feet. The following types of suites are available:

         Type of  Suite              Number Available    Square Feet Per Suite
         --------------              ----------------    ---------------------

         Master Suite                       21                  590
         Homewood Suite                     71                  590
         Two-Bedroom Suite                   6                  965

         The hotel offers a 40-seat breakfast/lounge area, a meeting room that accommodates 25 to 30 people, and a business center that offers guests the use of a personal computer, a photocopier and an electric typewriter. Recreational facilities include an outdoor pool, a whirlpool and an exercise room. The hotel also contains a guest convenience store and laundry. The hotel has its own parking lot with 110 spaces. The hotel provides complimentary shuttle service within a five mile radius.

         We believe that the hotel has been generally well maintained and is generally in very good condition. Over the next 12 months, we plan to spend approximately $332,000 on renovations or improvements. We expect that the principal renovations and improvements will include carpet replacement, landscaping, parking lot restriping and common area upgrades. We expect to pay for the costs of these renovations and improvements with proceeds obtained from our ongoing offering of common shares.

         During 1999, the average stay at the hotel has been approximately 3.2 nights, and approximately 47.5% of the guests have stayed for five nights or more. Occupancy at the hotel is not seasonal. The following table shows average daily occupancy rates, expressed as a percentage, since the opening of the hotel:

                    Average Daily Occupancy Rate (calendar year)

                  1997             1998              1999 (through October)
                  ----             ----              ----------------------

                  51.1%            63.8%                      65.1%

         For January 1, 1999 through October 31, 1999, the average daily rate per suite was $89.46, and the average daily net revenue per suite was $58.21. As explained above, revenue from the hotel's operations will be used to pay interest due under the promissory note dated November 29, 1999. There can be no assurance, however, the proceeds of the offering will be sufficient to permit such payments of principal. Assuming that no principal payments are made until the maturity of the promissory note, and that the hotel continues to have the level of net revenue specified above, approximately 15.78% of the hotel's revenue would be needed to cover its portion of the interest payments.

         The hotel's current rate structure is based on length of stay and type of suite, as summarized below:



    Length of Stay                  Homewood             Homewood
    (number of nights)               (King)              (Double)              Master             Two Bedroom
    ------------------               ------              --------              ------             -----------

    1  to  4                         $119                 $129                 $139                 $209
    5  to 12                          109                  119                  129                  199
    13 to 29                           99                  109                  119                  189
    30 or more                         89                   99                  109                  179


         The hotel offers a weekend discount. This discount varies by type of suite and generally reduces the basic rate by 20 to 33%. The weekend discount is not available to guests who stay for five nights or more. The hotel also offers discounts to guests who stay under certain corporate accounts. These discounts are often negotiated with the corporate customer and vary from account to account. During the past 12 months, we estimate that approximately 42% of the hotel's guests received a corporate discount.

         The chief corporate accounts (as designated in the hotel's records) include Ford Associates, American Express, Meridian, Blue Cross/Blue Shield, Baxter Healthcare, Sonic Innovation, Onyx, Federal Express and Cimetrix. From January 1, 1999 through October 31, 1999, the 10 biggest corporate accounts were responsible for approximately 20% of the hotel's occupancy. There can be no assurance, however, that the hotel will continue to receive significant occupancy, or any occupancy, from the corporate accounts identified above.

         The table below shows the average effective annual rental per square foot since the opening of the hotel:

                      1997                                   1999
                  (annualized)             1998          (annualized)
                   ----------              ----          ------------

                    $27.30                $35.09            $34.64

         The depreciable real property component of the hotel has a currently estimated Federal tax basis of $4,657,834 and will be depreciated over a life of 39 years (or less, as permitted by the Internal Revenue Code) using the straight-line method. The basis of the personal property component of the hotel will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code.

         The following table sets forth the 1999 real estate tax information for the hotel:

                                                     Tax Rate
         Tax Jurisdiction         Assessed Value    (per $100)    Amount of Tax
         ----------------         --------------    ----------    -------------

         County of Salt Lake        $5,632,000       0.013595       $76,567.04

         We estimate that the annual property tax on the expected improvements will be approximately $4,600 or less.

         At least five competing hotels are located within five miles of the hotel. (The names of the competing franchises, as listed below, may be registered as service marks or trade names.) None of the competing hotels are newer than the hotel. The other competing hotels have franchises with Candlewood Suites, Courtyard by Marriott, Crystal Inn and Residence Inn (in two cases). We believe that the rates charged by the hotel are generally competitive with the rates charged by these other hotels. We are aware of proposed construction to build one extended-stay hotel within approximately three miles of the hotel. We expect this hotel to be franchised with Microtel.

                                                   L.P. MARTIN & COMPANY
                                                 A PROFESSIONAL CORPORATION

               MEMBERS                          CERTIFIED PUBLIC ACCOUNTANTS                        MEMBERS
         VIRGINIA SOCIETY OF                        4132 INNSLAKE DRIVE                      AMERICAN INSTITUTE OF
     CERTIFIED PUBLIC ACCOUNTANTS                GLEN ALLEN, VIRGINIA 23060              CERTIFIED PUBLIC ACCOUNTANTS

LEE P. MARTIN, JR., C.P.A.                         PHONE: (804) 346-2626                        ROBERT C. JOHNSON, C.P.A.
WILLIAM L. GRAHAM, C.P.A.                           FAX: (804) 346-9311                   LEE P. MARTIN, C.P.A. (1948-76)
BERNARD G. KINZIE, C.P.A.
W. BARCLAY BRADSHAW, C.P.A.

                          Independent Auditors' Report

Apple Suites, Inc.
Richmond, Virginia

         We have audited the accompanying combined balance sheets of the Homewood Suites Acquisition Hotels (described in Note 1) as of December 31, 1998 and 1997, and the related combined statements of income, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the management of the hotels. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the financial statements and are not intended to be a complete presentation of the Homewood Suites Acquisition Hotels.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Homewood Suites Acquisition Hotels as of December 31, 1998 and 1997, and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


November 7, 1999                                      /s/ L.P. Martin & Co, P.C.

                       HOMEWOOD SUITES ACQUISITION HOTELS

                             COMBINED BALANCE SHEETS


                                     ASSETS


                                                                                       December 31,
                                                                               1998                   1997
                                                                         ---------------       ---------------
CURRENT ASSETS

   Cash                                                                  $       298,981       $       218,853
   Accounts Receivable, Net                                                      388,352               316,723
   Prepaids and Other                                                             66,670                     -
                                                                         ---------------       ---------------

           TOTAL CURRENT ASSETS                                                  754,003               535,576
                                                                         ---------------       ---------------

INVESTMENT IN HOTEL PROPERTIES

   Land and Improvements                                                       5,363,981             3,035,089
   Buildings and Improvements                                                 29,417,804            13,842,622
   Furniture, Fixtures and Equipment                                           7,882,778             4,243,800
                                                                         ---------------       ---------------

           TOTAL                                                              42,664,563            21,121,511
   Less:  Accumulated Depreciation                                            (6,272,356)           (4,057,854)
                                                                         ---------------       ---------------

           NET INVESTMENT IN HOTEL PROPERTIES                                 36,392,207            17,063,657
                                                                         ---------------       ---------------

OTHER ASSETS

   Construction in Progress                                                            -             8,080,834
                                                                         ---------------       ---------------



           TOTAL ASSETS                                                  $    37,146,210       $    25,680,067
                                                                         ===============       ===============






The accompanying notes are an integral part of these financial statements.

                      LIABILITIES AND SHAREHOLDERS' EQUITY


                                                                                      December 31,
                                                                               1998                  1997
                                                                         ---------------       ---------------
CURRENT LIABILITIES

   Accounts Payable                                                      $       368,287       $       695,044
   Accrued Taxes                                                                 107,272                96,401
   Accrued Expenses - Other                                                      247,767               117,154
                                                                         ---------------       ---------------

           TOTAL CURRENT LIABILITIES                                             723,326               908,599
                                                                         ---------------       ---------------



SHAREHOLDERS' EQUITY

   Contributed Capital                                                        30,113,336            20,467,543
   Retained Earnings                                                           6,309,548             4,303,925
                                                                         ---------------       ---------------

           TOTAL SHAREHOLDERS' EQUITY                                         36,422,884            24,771,468
                                                                         ---------------       ---------------



           TOTAL LIABILITIES AND SHAREHOLDERS'
              EQUITY                                                     $    37,146,210       $    25,680,067
                                                                         ===============       ===============

                       HOMEWOOD SUITES ACQUISITION HOTELS

                   COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                                                    Total
                                                   Contributed               Retained          Shareholders'
                                                      Capital                Earnings               Equity
                                                   ---------------       ---------------       ---------------
Balances, January 1, 1997                          $     9,295,112       $     3,139,210       $    12,434,322

Net Income                                                       -             1,164,715             1,164,715

Capital Contributions, Net                              11,172,431                     -            11,172,431
                                                   ---------------       ---------------       ---------------

Balances, December 31, 1997                             20,467,543             4,303,925            24,771,468

Net Income                                                       -             2,005,623             2,005,623

Capital Contributions, Net                               9,645,793                     -             9,645,793
                                                   ---------------       ---------------       ---------------


Balances, December 31, 1998                        $    30,113,336       $     6,309,548       $    36,422,884
                                                   ===============       ===============       ===============



The accompanying notes are an integral part of these financial statements.

                       HOMEWOOD SUITES ACQUISITION HOTELS

                           COMBINED INCOME STATEMENTS

                                                                                 Years Ended December 31,
                                                                                1998                  1997
                                                                         ---------------       ---------------
GROSS OPERATING REVENUE

   Suite Revenue                                                         $    10,812,372       $     4,659,633
   Other Customer Revenue                                                        733,318               275,311
                                                                         ---------------       ---------------

           TOTAL REVENUE                                                      11,545,690             4,934,944
                                                                         ---------------       ---------------

EXPENSES

   Property and Operating                                                      4,748,240             1,910,407
   General and Administrative                                                    315,165               165,060
   Advertising and Promotion                                                     502,899               209,918
   Utilities                                                                     543,828               267,938
   Real Estate and Personal Property Taxes,
     and Property Insurance                                                      432,979               200,113
Depreciation Expense                                                           2,214,501               803,385
   Franchise Fees                                                                432,494                     -
   Pre-Opening Expenses                                                          349,961               213,408
                                                                         ---------------       ---------------

           TOTAL EXPENSES                                                      9,540,067             3,770,229
                                                                         ---------------       ---------------


           NET INCOME                                                    $     2,005,623       $     1,164,715
                                                                         ===============       ===============






The accompanying notes are an integral part of these financial statements.

                       HOMEWOOD SUITES ACQUISITION HOTELS

                        COMBINED STATEMENTS OF CASH FLOWS

                                                                                  Years Ended December 31,
                                                                                1998                  1997
                                                                         ---------------       ---------------
CASH FLOWS FROM (TO) OPERATING ACTIVITIES

   Net Income                                                            $     2,005,623       $     1,164,715
                                                                         ---------------       ---------------
   Adjustments to Reconcile Net Income to Net Cash
     Provided by Operating Activities:

       Depreciation                                                            2,214,501               803,385
       Change In:
         Accounts Receivable                                                     (71,629)             (274,291)
         Prepaids and Other Current Assets                                       (66,670)                    -
         Accounts Payable                                                       (326,757)              222,328
         Accrued Taxes                                                            10,871                (3,724)
         Accrued Expenses - Other                                                130,613                89,823
                                                                         ---------------       ---------------
   Net Adjustments                                                             1,890,929               837,521
                                                                         ---------------       ---------------

           NET CASH FLOWS FROM OPERATING
             ACTIVITIES                                                        3,896,552             2,002,236

CASH FLOWS TO FINANCING ACTIVITIES

     Capital Distributions, Net                                               (3,816,424)           (2,077,731)
                                                                         ---------------       ---------------

           NET INCREASE (DECREASE) IN CASH                                        80,128               (75,495)

           CASH, BEGINNING OF YEAR                                               218,853               294,348
                                                                         ---------------       ---------------


           CASH, END OF YEAR                                             $       298,981       $       218,853
                                                                         ===============       ===============


SUPPLEMENTAL DISCLOSURES:
   NONCASH FINANCING AND INVESTING ACTIVITIES
     YEAR ENDED DECEMBER 31, 1998

       Investments in hotel properties in the amount of $13,462,218 were financed with capital contributions.

       Construction in progress in the amount of $8,080,834 was reclassified to investment in hotel properties.

     YEAR ENDED DECEMBER 31, 1997

       Investments in hotel properties and construction in progress in the amounts of $8,048,540 and $5,201,622, respectively, were financed with capital contributions.

       Fully depreciated investments in hotel properties at a cost of $654,112 were disposed of during the year.



The accompanying notes are an integral part of these financial statements.

                       HOMEWOOD SUITES ACQUISITION HOTELS

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The Homewood Suites Acquisition Hotels (the Hotels) consist of the following:

   Property                         Hotel Location                       Date Opened               # of Suites
   --------                         --------------                       -----------               -----------
   Detroit/Warren                   Warren, Michigan                     March, 1990                        76
   Atlanta/Peachtree Corners        Norcross, Georgia                    February, 1990                     92
   Clearwater                       Clearwater, Florida                  February, 1998                    112
   Salt Lake                        Midvale, Utah                        November, 1996                     98
   Baltimore/BWI                    Linthicum, Maryland                  March, 1998                       147

The Owner purchased the Salt Lake Hotel October 1, 1997. The financial statements include the results of the Salt Lake hotel operations from this date forward.

Economic conditions in the localities in which the individual Hotels are located impact revenues and the ability to collect accounts receivable.

The Hotels specialize in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Services offered, which are particularly attractive to the extended stay traveler, include laundry services, 24 hour on-site convenience stores and grocery shopping services.

The Hotels have been owned and managed by various affiliates of Promus Hotels, Inc. (the Owner) throughout the financial statement periods. The accompanying combined financial statements of the Hotels have been presented on a combined basis because the Owner has a contract pending to sell the five Hotels to an affiliate of Apple Suites, Inc., a real estate investment trust established to acquire equity interests in hotel properties. The statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for inclusion in a filing by Apple Suites, Inc.

The corporate owner pays income taxes on taxable income of the company as a whole and does not allocate income taxes to individual properties. Accordingly, the combined financial statements have been presented on a pretax basis.

(Continued)

                       HOMEWOOD SUITES ACQUISITION HOTELS

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

NOTE 2- SIGNIFICANT ACCOUNTING POLICIES

Property - The Hotel properties are recorded at cost. Depreciation has been recorded straight-line using the following lives:

                                                                                                   Life
                                                                                                   ----
   Land Improvements                                                                           10-15 Years
   Buildings and Improvements                                                                  15-35 Years
   Furniture, Fixtures and Equipment                                                           3-10 Years

Major renewals, betterments and improvements are capitalized, while ongoing maintenance and repairs are expensed as incurred. Building costs include interest capitalized during the construction period. Construction in progress represents Hotel properties under construction. At the point construction is completed and the Hotels are ready to be placed in service, the costs are reclassified to investment in Hotel properties for financial statement presentation.

Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosures related thereto. Actual results could differ from those estimates.

Annually, management of the Hotels reviews the carrying value and remaining depreciable lives of the Hotel properties and related assets. Management does not believe there are any current indications of impairment. However, it is possible that estimates of the remaining useful lives will change in the near term.

Accounts receivable are recorded net of an allowance for doubtful accounts based on management's historical experience in estimating credit losses. Actual uncollectible balances written off may be more or less than the allowance recorded.

Cash - Cash includes all highly liquid investments with a maturity date of three months or less when purchased.

Advertising - Advertising costs are expensed in the period incurred.

Pre-opening Expenses - Pre-opening expenses represent operating expenses incurred prior to initial opening of the Hotels. In 1998, pre-opening expenses of $148,131 and $201,830 were expensed as incurred for the Clearwater and Baltimore/BWI Hotels, respectively. In 1997, pre-opening expenses of $64,588, $111,225 and $37,595 were expensed as incurred for the Clearwater, Salt Lake and Baltimore/BWI Hotels, respectively.

(Continued)

                       HOMEWOOD SUITES ACQUISITION HOTELS

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES, Continued

Inventories - The Hotels maintain supplies of room linens and food and beverages. However, due to the ongoing routine replacement of these items and the difficulty in establishing market values, management has chosen to expense these items at point of purchase.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Owner allocates a monthly accounting fee of $1,000 to each hotel. These fees totaled $56,000 in 1998 and $27,000 in 1997. The Owner also charges each Hotel a fee for corporate advertising, training and reservations equal to four percent of net suite revenue. These fees totaled $432,749 in 1998 and $186,386 in 1997. In 1998, the Owner charged a franchise fee of $432,494 to these Hotels, also computed at four percent of suite revenue. No franchise fee was charged in 1997. Effective in 1999, the Owner will be charging a "base management fee" of three percent of suite revenue to each Hotel.

The acquisition costs of the properties and related furnishings and equipment was financed by the Owner. For all properties, excluding Salt Lake, which was a purchased project, the Owner allocated interest to each property on monies advanced to fund the construction costs. The interest costs have been capitalized and depreciated in accordance with the Hotels' normal depreciation policy. During 1998, interest capitalized and included in the cost basis of the hotels totaled $484,495.

On most property and equipment purchases, excluding base Hotel construction contracts, the following fees have been paid to Promus Hotels, Inc.:

           Purchase Fee  - 4% of Asset Cost

           Project Management Fee - 4.5% and 5.5.% of labor portion of capitalized asset costs in 1998 and 1997, respectively.

Each Hotel maintains a depository bank account into which customer revenues have been deposited. The bulk of each Hotel's operating expenditures are paid through the Owner's corporate accounts. Funds are transferred from the Hotel's depository bank accounts to the Owner periodically. The transfers to the Owner and expenditures made on behalf of the Hotels by the Owner are accounted for through various intercompany accounts. No interest has been charged on these intercompany advances from ongoing operations. There is no intention to repay any advances to or from the Owner. Accordingly, the net amounts have been included in shareholders' equity, with 1998 and 1997 intercompany/intracompany transfers being reflected as net capital contributions or distributions.

                       HOMEWOOD SUITES ACQUISITION HOTELS

                       COMBINED BALANCE SHEET (UNAUDITED)

                                 AUGUST 31, 1999


                                     ASSETS


CURRENT ASSETS

   Cash                                                                                        $       247,392
   Accounts Receivable, Net                                                                            472,340
   Prepaids and Other                                                                                   25,892
                                                                                               ---------------

           TOTAL CURRENT ASSETS                                                                        745,624
                                                                                               ---------------
INVESTMENT IN HOTEL PROPERTIES

   Land and Improvements                                                                             5,378,751
   Buildings and Improvements                                                                       29,280,084
   Furniture, Fixtures and Equipment                                                                 8,352,742
                                                                                               ---------------

           TOTAL                                                                                    43,011,577
   Less:  Accumulated Depreciation                                                                  (7,884,812)
                                                                                               ----------------
           NET INVESTMENT IN HOTEL PROPERTIES                                                       35,126,765
                                                                                               ----------------

           TOTAL ASSETS                                                                        $    35,872,389
                                                                                               ===============



The accompanying notes are an integral part of this financial statement.

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

   Accounts Payable                                                                            $       314,045
   Accrued Taxes                                                                                       433,300
   Accrued Expenses - Other                                                                            233,596
                                                                                               ---------------

           TOTAL CURRENT LIABILITIES                                                                   980,941
                                                                                               ---------------
SHAREHOLDERS' EQUITY

   Contributed Capital                                                                              26,576,118
   Retained Earnings                                                                                 8,315,330
                                                                                               ---------------
           TOTAL SHAREHOLDERS' EQUITY                                                               34,891,448

           TOTAL LIABILITIES AND SHAREHOLDERS'


             EQUITY                                                                            $    35,872,389
                                                                                               ===============

                       HOMEWOOD SUITES ACQUISITION HOTELS

             COMBINED STATEMENT OF SHAREHOLDERS' EQUITY (UNAUDITED)

             FOR THE PERIOD JANUARY 1, 1999 THROUGH AUGUST 31, 1999

                                                                                                     Total
                                                   Contributed               Retained            Shareholders'
                                                     Capital                 Earnings                Equity
                                                   ---------------       ---------------       ---------------
Balances, January 1, 1999                          $    30,113,336       $     6,309,548       $    36,422,884

Net Income                                                       -             2,005,782             2,005,782

Capital Distributions, Net                              (3,537,218)                    -            (3,537,218)
                                                   ---------------       ---------------       ---------------


Balances, August 31, 1999                          $    26,576,118       $     8,315,330       $    34,891,448
                                                   ===============       ===============       ===============




The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES ACQUISITION HOTELS

                      COMBINED INCOME STATEMENT (UNAUDITED)

             FOR THE PERIOD JANUARY 1, 1999 THROUGH AUGUST 31, 1999

GROSS OPERATING REVENUE

   Suite Revenue                                                                               $     8,787,181
   Other Customer Revenue                                                                              515,811
                                                                                               ---------------

           TOTAL REVENUE                                                                             9,302,992
                                                                                               ---------------
EXPENSES

   Property and Operating                                                                            3,541,888
   General and Administrative                                                                          218,472
   Advertising and Promotion                                                                           422,228
   Utilities                                                                                           400,988
   Real Estate and Personal Property Taxes,
     and Property Insurance                                                                            470,709
   Depreciation Expense                                                                              1,612,457
   Franchise and Management Fees                                                                       630,468
                                                                                               ---------------

           TOTAL EXPENSES                                                                            7,297,210
                                                                                               ---------------

           NET INCOME                                                                          $     2,005,782
                                                                                               ===============



The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES ACQUISITION HOTELS

                  COMBINED STATEMENT OF CASH FLOWS (UNAUDITED)

             FOR THE PERIOD JANUARY 1, 1999 THROUGH AUGUST 31, 1999

CASH FLOWS FROM (TO) OPERATING ACTIVITIES

   Net Income                                                                                  $     2,005,782
                                                                                               ---------------
   Adjustments to Reconcile Net Income to Net Cash
     Provided by Operating Activities:

       Depreciation                                                                                  1,612,457
       Change in:

         Accounts Receivable                                                                           (83,988)
         Prepaids and Other Current Assets                                                              40,778
         Accounts Payable                                                                              (54,242)
         Accrued Taxes                                                                                 326,028
         Accrued Expenses - Other                                                                      (14,171)
                                                                                               ---------------

   Net Adjustments                                                                                   1,826,862
                                                                                               ---------------
           NET CASH FLOWS FROM OPERATING
             ACTIVITIES                                                                              3,832,644

CASH FLOWS (TO)  FINANCING ACTIVITIES

   Net Equity Distributions                                                                         (3,884,233)
                                                                                               ---------------
           NET DECREASE IN CASH                                                                        (51,589)

           CASH, JANUARY 1, 1999                                                                       298,981
                                                                                               ---------------


           CASH, AUGUST 31, 1999                                                               $       247,392
                                                                                               ===============


SUPPLEMENTAL DISCLOSURES:
   NONCASH FINANCING AND INVESTING ACTIVITIES

     During the period  January 1, 1999 through  August 31,  1999,  additions to
     Investment in Hotel Properties totaling $347,015 were financed with capital contributions.



The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES ACQUISITION HOTELS

             NOTES TO THE COMBINED FINANCIAL STATEMENTS (UNAUDITED)

             FOR THE PERIOD JANUARY 1, 1999 THROUGH AUGUST 31, 1999

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The Homewood Suites Acquisition Hotels (the Hotels) consist of the following:

   Property                         Hotel Location                       Date Opened               # of Suites
   --------                         --------------                       -----------               -----------
   Detroit/Warren                   Warren, Michigan                     March, 1990                        76
   Atlanta/Peachtree Corners        Norcross, Georgia                    February, 1990                     92
   Clearwater                       Clearwater, Florida                  February, 1998                    112
   Salt Lake                        Midvale, Utah                        November, 1996                     98
   Baltimore/BWI                    Linthicum, Maryland                  March, 1998                       147

The Owner purchased the Salt Lake hotel October 1, 1997. The financial statements include the results of the Salt Lake Hotel operations from this date forward.

Economic conditions in the localities in which the individual Hotels are located impact revenues and the ability to collect accounts receivable.

The Hotels specialize in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Services offered, which are particularly attractive to the extended stay traveler, include laundry services, 24 hour on-site convenience stores and grocery shopping services.

The Hotels have been owned and managed by various affiliates of Promus Hotels, Inc. (the Owner) throughout the financial statement period. The accompanying combined financial statements of the Hotels have been presented on a combined basis because the Owner has a contract pending to sell the five Hotels to an affiliate of Apple Suites, Inc., a real estate investment trust established to acquire equity interests in hotel properties. The statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for inclusion in a filing by Apple Suites, Inc.

The corporate owner pays income taxes on taxable income of the company as a whole and does not allocate income taxes to individual properties. Accordingly, the combined financial statements have been presented on a pretax basis.

(Continued)

                       HOMEWOOD SUITES ACQUISITION HOTELS

             NOTES TO THE COMBINED FINANCIAL STATEMENTS (UNAUDITED)

             FOR THE PERIOD JANUARY 1, 1999 THROUGH AUGUST 31, 1999

                (See Independent Accountants' Compilation Report)

NOTE 2- SIGNIFICANT ACCOUNTING POLICIES

Property - The Hotel properties are recorded at cost. Depreciation has been recorded straight-line using the following lives:

                                                                                                      Life
                                                                                                      ----
   Land Improvements                                                                                10-15 Years
   Buildings and Improvements                                                                       15-35 Years
   Furniture, Fixtures and Equipment                                                                3-10 Years

Major renewals, betterments and improvements are capitalized, while ongoing maintenance and repairs are expensed as incurred. Building costs include interest capitalized during the construction period.

Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosures related thereto. Actual results could differ from those estimates.

Annually, management of the Hotels reviews the carrying value and remaining depreciable lives of the Hotel properties and related assets. Management does not believe there are any current indications of impairment. However, it is possible that estimates of the remaining useful lives will change in the near term.

Accounts receivable are recorded net of an allowance for doubtful accounts based on management's historical experience in estimating credit losses. Actual uncollectible balances written off may be more or less than the allowance recorded.

Cash - Cash includes all highly liquid investments with a maturity date of three months or less when purchased.

Advertising - Advertising costs are expensed in the period incurred.

 (Continued)

                       HOMEWOOD SUITES ACQUISITION HOTELS

             NOTES TO THE COMBINED FINANCIAL STATEMENTS (UNAUDITED)

             FOR THE PERIOD JANUARY 1, 1999 THROUGH AUGUST 31, 1999

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES, Continued

Inventories - The Hotels maintain supplies of room linens and food and beverages. However, due to the ongoing routine replacement of these items and the difficulty in establishing market values, management has chosen to expense these items at point of purchase.

NOTE 3 - RELATED PARTY TRANSACTIONS

During the period January 1, 1999 through August 31, 1999, the following Owner related fees were expensed.

     Fee Type                                       Basis for Determination                     Total Expense
     --------                                       -----------------------                     -------------
Accounting Fees                                    $1,000 per hotel per month                  $        40,000
Corporate Advertising, Training
   and Reservations                                4% of net suite revenue                             351,487
Franchise Fees                                     4% of net suite revenue                             351,487
Management Fees                                    3% of net suite revenue                             278,981

The acquisition costs of the properties and related furnishings and equipment was financed by the Owner. For all properties, excluding Salt Lake, which was a purchased project, the Owner allocated interest to each property on monies advanced to fund the construction costs. The interest costs have been capitalized and depreciated in accordance with the Hotels' normal depreciation policy.

On most property and equipment purchases, excluding base Hotel construction contracts, the following fees have been paid to Promus Hotels, Inc.:

           Purchase Fee  - 4% of Asset Cost

           Project Management Fee - 4.5% of labor portion of capitalized asset costs

Each Hotel maintains a depository bank account into which customer revenues have been deposited. The bulk of each Hotel's operating expenditures are paid through the Owner's corporate accounts. Funds are transferred from the Hotel's depository bank accounts to the Owner periodically. The transfers to the Owner and expenditures made on behalf of the Hotels by the Owner are accounted for through various intercompany accounts. No interest has been charged on these intercompany advances from ongoing operations. There is no intention to repay any advances to or from the Owner. Accordingly, the net amounts have been included in shareholders' equity, with intercompany/intracompany transfers being reflected as net capital distributions.

APPLE SUITES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF
SEPTEMBER 30, 1999 (UNAUDITED)


The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple Suites, Inc. (the "Company) is presented as if the acquisition of the six Homewood Suites hotels from Promus Hotels, Inc. ("Promus") had occurred on September 30, 1999. See Note A for individual hotel details. Such information is based in part upon the consolidated balance sheet of the Company. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

     The following unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 1999, nor does it purport to represent the future financial position of the Company.

                                                                                                 Homewood
                                                                           Historical             Suites
                                                                            Balance            Acquisition (A)              Total
                                                                             Sheet              Adjustments               Proforma
                                                                       ------------------------------------------------------------


ASSETS

Investment in hotel properties                                               $ 36,292,592      $ 51,081,600   (A)     $ 87,374,192
Cash and cash equivalents                                                      10,924,786       (10,924,786)  (D)                -
Rent receivable from Apple Suites Management, Inc.                                417,306                 -                417,306
Due from Apple Suites Management, Inc.                                            301,636                 -                301,636
Prepaid expenses                                                                    4,522                 -                  4,522
Other assets                                                                       48,577                 -                 48,577
                                                                       ------------------------------------------------------------

Total Assets                                                                 $ 47,989,419      $ 40,156,814           $ 88,146,233
                                                                       ============================================================


LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Notes payable                                                                $ 26,625,000        37,560,000   (B)     $ 64,185,000
Accounts payable                                                                    8,303                 -                  8,303
Accrued expenses                                                                  664,082                 -                664,082
                                                                       ------------------------------------------------------------

Total Liabilities                                                              27,297,385        37,560,000             64,857,385

Shareholders' equity
Common stock, no par value, authorized 200,000,000
   shares; issued and outstanding 2,532,147 shares                             20,629,326         2,596,814   (C)       23,226,140
Class B convertible stock, no par value, authorized 240,000 shares;
   issued and outstanding 240,000  shares                                          24,000                 -                 24,000
Net income  greater than distributions                                             38,708                 -                 38,708
                                                                       ------------------------------------------------------------

Total Shareholders' Equity                                                     20,692,034         2,596,814             23,288,848
                                                                       ------------------------------------------------------------

Total Liabilities and Shareholders' Equity                                   $ 47,989,419      $ 40,156,814           $ 88,146,233
                                                                       ============================================================

Notes to Pro Forma Condensed  Consolidated Balance Sheet

(A) Increase represents the purchase of 6 hotels, including the 2% acquisition fee payable to Apple Suites Realty Group, Inc. The hotels acquired are as follows:


                                                                                                 2%
                                      Date Commenced          Date            Purchase       Acquisition                    Debt
   Property                             Operations          Acquired            Price            Fee         Total        Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  Homewood Suites-Atlanta, GA              1990           October 1, 1999     $ 9,800,000    $ 196,000     $ 9,996,000  $ 7,350,000
  Homewood Suites-Clearwater, FL      February 1998     November 24, 1999     10,416,000      208,320       10,624,320    7,812,000
  Homewood Suites-Salt Lake, UT            1996         November 24, 1999      5,153,000      103,060        5,256,060    3,864,750
  Homewood Suites-Atlanta, GA              1990         November 24, 1999      4,033,000       80,660        4,113,660    3,024,750
  Homewood Suites-Detroit, MI              1990         November 24, 1999      4,330,000       86,600        4,416,600    3,247,500
  Homewood Suites-Baltimore, MD         March 1998      November 24, 1999     16,348,000      326,960       16,674,960   12,261,000
                                                                           --------------------------------------------------------

              Total                                                         $ 50,080,000  $ 1,001,600     $ 51,081,600 $ 37,560,000

(B) Represents the debt incurred at acquisition. The notes bear interest of 8.5% per annum. The maturity date for the note in the amount of $7,350,000 is October 1, 2000 and the maturity date for the note in the amount of $30,210,000 is December 1, 2000. The Company is required to make monthly principal payments in the amount of the equity proceeds received during a month in excess of offering expenses.

(C) Increase to common stock to reflect the net proceeds from the sale of common stock from the Company's continuous offering used to purchase these hotels.

(D)  Reflects the use of cash on hand to purchase these hotels.

APPLE SUITES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE NINE MONTHS ENDED
SEPTEMBER 30, 1999 (UNAUDITED)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple Suites, Inc. (the "Company") are presented as if the acquisition of the ten Homewood Suites hotels from Promus Hotels, Inc. ("Promus") had occurred at the beginning of the periods presented or date placed into service by Promus if later (See Note A) and all of the hotels had been leased to Apple Suites Management, Inc. (the "Lessee") pursuant to the
Percentage Leases. Such pro forma information is based in part upon the Consolidated Statements of Operations of the Company, the Pro Forma Statements of Operations of the Lessee and the historical Statements of Operations of the acquired hotels. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the periods presented are not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed as of the beginning of the periods presented, nor does it purport to represent the results of operations for future periods. The most significant assumption which may not be indicative of future operations is the amount of financial leverage employed. These Pro Forma statements assume 75% of the purchase price was funded with debt for the entire periods presented. The Company intends to repay this debt with the proceeds from its "best efforts" offering. This repayment of debt would result in lower interest expense, higher net income, but lower earnings per share.

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                                        PRO FORMA
                                                                            HISTORICAL                  ADJUSTMENTS
                                                                           STATEMENT OF               HOMEWOOD SUITES
                                                                            OPERATIONS                ACQUISITION (A I)
                                                                  -----------------------------------------------------
Revenue:
   Percentage lease revenue                                                        $ -              $ 6,169,723   (B)
   Interest income and other income                                                  -                        -
Expenses:
   Taxes and insurance                                                               -                1,040,638   (C)
   General and administrative                                                        -                  115,112   (D)
   Depreciation                                                                      -                1,256,071   (E)
   Interest expense                                                                  -                2,688,125   (F)
                                                                  -----------------------------------------------------
Total expenses                                                                       -                5,099,946
                                                                  ----------------------------------------------
Net income                                                                         $ -
                                                                  =====================
Earnings per common share:
   Basic and Diluted                                                               $ -
                                                                  =====================
Basic and diluted weighted average common shares outstanding                         -                1,412,531  (G)
                                                                  =====================

                                                                             PRO FORMA
                                                                            ADJUSTMENTS
                                                                          HOMEWOOD SUITES                  TOTAL
                                                                         ACQUISITION (A II)              PRO FORMA
                                                                 ---------------------------------------------------
Revenue:
   Percentage lease revenue                                             $ 4,918,647    (B)             $ 11,088,370
   Interest income and other income                                               -                               -
Expenses:
   Taxes and insurance                                                      432,979    (C)                1,473,617
   General and administrative                                               111,414    (D)                  226,526
   Depreciation                                                           1,155,328    (E)                2,411,398
   Interest expense                                                       2,338,818    (F)                5,026,943
                                                                 ---------------------------------------------------
Total expenses                                                            4,038,538                       9,138,484
                                                                 -------------------         -----------------------
Net income                                                                                              $ 1,949,886
                                                                                             =======================
Earnings per common share:
   Basic and Diluted                                                                                         $ 0.74
                                                                                             =======================
Basic and diluted weighted average common shares outstanding              1,228,980    (G)                2,641,511
                                                                                             =======================

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)


                                                                                                       PRO FORMA
                                                                                                      ADJUSTMENTS
                                                                               HISTORICAL               HOMEWOOD
                                                                              STATEMENT OF               SUITES
                                                                               OPERATIONS          ACQUISITION (A I)
                                                                      ---------------------------------------------------
Revenue:
   Percentage lease revenue                                                  $ 417,306              $ 4,264,391   (B)
   Interest income and other income                                             64,370                        -

Expenses:
   Taxes and insurance                                                          79,729                  822,599   (C)
   General and administrative                                                   36,028                   85,924   (D)
   Depreciation                                                                 97,510                  931,211   (E)
   Interest expense                                                            229,701                1,977,313   (F)
                                                                     ---------------------------------------------------

Total expenses                                                                 442,968                3,817,047

Net income                                                                   $  38,708              $   447,344
                                                                     ==============================================

Earnings per common share:
   Basic and Diluted                                                         $    0.02
                                                                     =====================

Basic and diluted weighted average common shares outstanding                 2,286,052                1,385,360   (G)
                                                                     =====================


                                                                                 PRO FORMA
                                                                                ADJUSTMENTS
                                                                                 HOMEWOOD
                                                                                   SUITES                       TOTAL
                                                                               ACQUISITION (A II)             PRO FORMA
                                                                        -----------------------------------------------------
Revenue:
   Percentage lease revenue                                                       $ 4,598,632    (B)       $ 9,280,329
   Interest income and other income                                                         -                   64,370

Expenses:
   Taxes and insurance                                                                529,548    (C)         1,431,876
   General and administrative                                                          85,379    (D)           207,331
   Depreciation                                                                       953,304    (E)         1,982,025
   Interest expense                                                                 1,925,888    (F)         4,132,902
                                                                  -----------------------------------------------------

Total expenses                                                                      3,494,119                7,754,134

Net income                                                                        $ 1,104,513              $ 1,590,565
                                                                   ===========================       ==================

Earnings per common share:
   Basic and Diluted                                                                                            $ 0.32
                                                                                                     ==================

Basic and diluted weighted average common shares outstanding                        1,349,330    (G)         5,020,742
                                                                                                     ==================

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A) Represents results of operations for the ten hotels acquired on a pro forma basis as if the ten hotels were owned by the Company at the beginning of the periods presented or date placed into service by Promus if later, see below.

                                                               Date Commenced                                Date
         Property                                                Operations                                Acquired
-------------------------------------------------------------------------------------------------------------------------------
I         Homewood Suites-Dallas, TX                                1990                              September 1, 1999
I         Homewood Suites-Las Colinas, TX                           1990                              September 1, 1999
I         Homewood Suites-Plano, TX                                 1997                              September 1, 1999
I         Homewood Suites-Richmond. VA                            May 1998                            September 1, 1999
I         Homewood Suites-Atlanta, GA                               1990                               October 1, 1999
-------------------------------------------------------------------------------------------------------------------------------
II        Homewood Suites-Clearwater, FL                       February 1998                          November 24, 1999
II        Homewood Suites-Salt Lake, UT                             1996                              November 24, 1999
II        Homewood Suites-Atlanta, GA                               1990                              November 24, 1999
II        Homewood Suites-Detroit, MI                               1990                              November 24, 1999
II        Homewood Suites-Baltimore, MD                          March 1998                           November 24, 1999


       Since three of the hotels (Richmond,  VA, Clearwater,  FL, and Baltimore,
       MD) were under construction in 1998 and full operations did not commence until the respective dates, no pro forma adjustments were made for the periods prior to completion.

(B) Represents lease payment from the Lessee to the Company calculated on a pro foma basis by applying the rent provisions in the Percentage Leases to the historical room revenue of the hotels as if the beginning of the period was the beginning of the lease year. The base rent and the percentage rent will be calculated and paid based on the terms of the lease agreement. Refer to the Master Hotel Lease Agreement section to Report for details.
(C) Represents historical real estate and personal property taxes and insurance which will be paid by the Company pursuant to the Percentage Lease agreements. Such amounts are the historical amounts paid by the respective hotels.
(D) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company and anticipated legal and accounting fees, employee costs, salaries and other costs of operating as a public company.
(E) Represents the depreciation on the ten hotels acquired based on the purchase price, excluding amounts allocated to land, of $71,554,112 for the period of time not owned by the Company. The weighted average life of the depreciable assets was 27.5 years. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general. Depreciable assets of $31,913,270 did not commence depreciation until the respective opening dates.
(F) Represents the interest expense for the ten hotel acquisitions for the period in which the hotels were not owned, interest was computed using the interest rates of 8.5% on mortgage debt of $64.185 million that was incurred at acquisition.
(G) Represents additional common shares assuming the properties were acquired at the beginning of the periods presented with the net proceeds from the "best efforts" offering of $9 per share (net $8.06 per share).

APPLE SUITES MANAGEMENT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE NINE MONTHS ENDED
SEPTEMBER 30, 1999

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple Suites Management, Inc. (the "Lessee") are presented as if the ten hotels purchased from Promus Hotels, Inc. ("Promus") had been leased from Apple Suites, Inc. (the "Company") pursuant to the Percentage Leases from the beginning of periods presented or date placed into service by Promus (see Note A). Further, the results of operations reflect the Management Agreement and License Agreement entered into between Promus and the Lessee or affiliate to operate the acquired hotels. Such pro forma information is based in part upon the Consolidated Statements of Operations of the Lessee, and the Homewood Suites Hotels and should be read in conjunction with the financials statement contained herein. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the periods are not necessarily indicative of what the actual results of operations of the Lessee would have been assuming such transactions had been completed as of the beginning of the periods presented, nor does it purport to represent the results of operations for the future periods.

For the twelve months ended December 31, 1998



                                                             Historical              Homewood                   Homewood
                                                            Statement of              Suites                     Suites
                                                             Operations           Acquisitions (A I)        Acquisitions (A II)
                                           ----------------------------------------------------------------------------------------
Revenues:
   Suite revenue                                                 $ -              $ 14,075,852               $ 10,812,372
   Other income                                                    -                   811,817                    733,318

Expenses:
   Operating expenses                                              -                 5,586,712                  4,748,240
   General and administrative                                      -                   348,088                    315,165

   Advertising and promotion                                       -                   648,273                    502,899

   Utilities                                                       -                   626,269                    543,828
   Taxes and insurance                                             -                 1,040,638                    432,979
   Depreciation expense                                            -                 2,394,294                  2,214,501
   Franchise fees                                                  -                   563,035                    432,494

   Management fees                                                 -                         -                          -
   Rent expense-Apple Suites, Inc.                                 -                         -                          -
   Other                                                           -                   226,964                    349,961
                                             --------------------------------------------------------------------------------------

Total expenses                                                     -                11,434,273                  9,540,067

Income before income tax                                           -                 3,453,396                  2,005,623

     Income tax expense                                            -                         -                          -
                                             --------------------------------------------------------------------------------------

Net income                                                       $ -              $  3,453,396               $  2,005,623
                                             ======================================================================================

                                                      Pro Forma                    Total
                                                     Adjustments                 Pro Forma
                                          -----------------------------------------------------
Revenues:
   Suite revenue                                            -                  $ 24,888,224
   Other income                                             -                     1,545,135

Expenses:
   Operating expenses                                       -                    10,334,952
   General and administrative                      $ (112,000) (B)
                                                       50,000  (C)                  601,253
   Advertising and promotion                         (999,318) (D)
                                                      995,529  (E)                1,147,383
   Utilities                                                -                     1,170,097
   Taxes and insurance                             (1,473,617) (F)                        -
   Depreciation expense                            (4,608,795) (G)                        -
   Franchise fees                                    (995,529) (H)
                                                      995,529  (I)                  995,529
   Management fees                                  1,170,334  (K)                1,170,334
   Rent expense-Apple Suites, Inc.                 11,088,370  (L)               11,088,370
   Other                                             (576,925) (N)                        -
                                          --------------------      ------------------------

Total expenses                                      5,533,578                    26,507,918

Income before income tax                           (5,533,578)                      (74,559)

     Income tax expense                                     -  (M)                        -
                                          --------------------      ------------------------

Net income                                       $ (5,533,578)                    $ (74,559)
                                          ====================      ========================

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                                HISTORICAL                 HOMEWOOD                   HOMEWOOD
                                                               STATEMENT OF                 SUITES                     SUITES
                                                                OPERATIONS            ACQUISITIONS (A I)        ACQUISITIONS (A II)
                                                 ----------------------------------------------------------------------------------
REVENUES:
   Suite revenue                                                $ 961,604               $ 9,818,797                $ 9,885,579
   Other income                                                    59,548                   560,096                    580,287

EXPENSES:
   Operating expenses                                             259,098                 3,794,204                  3,984,624
   General and administrative                                      85,676                   250,317                    245,792

   Advertising and promotion                                       93,237                   438,985                    475,007

   Utilities                                                       26,101                   354,113                    451,112
   Taxes and insurance                                                  -                   822,599                    529,548
   Depreciation expense                                                 -                 1,783,021                  1,814,014
   Franchise fees                                                  38,464                   392,757                    395,423

   Management fees                                                 40,769                   311,275                    313,854

   Rent expense-Apple Suites, Inc.                                417,306                         -                          -
   Other                                                           15,425                         -                          -
                                                  ---------------------------------------------------------------------------------

Total expenses                                                    976,076                 8,147,271                  8,209,374

Income before income tax                                           45,076                 2,231,622                  2,256,492

     Income tax expense                                            18,030                         -                          -
                                                  ---------------------------------------------------------------------------------

Net income                                                      $  27,046               $ 2,231,622                $ 2,256,492
                                                  =================================================================================

                                                             PRO FORMA                      TOTAL
                                                            ADJUSTMENTS                   PRO FORMA
                                                 ---------------------------------------------------
REVENUES:
   Suite revenue                                                    -                  $ 20,665,980
   Other income                                                     -                     1,199,931

EXPENSES:
   Operating expenses                                               -                     8,037,926
   General and administrative                            $    (90,000) (B)
                                                               37,500  (C)                  529,285
   Advertising and promotion                                 (788,180) (D)
                                                              788,175  (E)                1,007,224
   Utilities                                                        -                       831,326
   Taxes and insurance                                     (1,352,147) (F)                        -
   Depreciation expense                                    (3,597,035) (G)                        -
   Franchise fees                                            (788,180) (H)
                                                              788,175  (I)                  826,639
   Management fees                                           (625,128) (J)
                                                              919,790  (K)                  960,560
   Rent expense-Apple Suites, Inc.                          8,863,023  (L)                9,280,329
   Other                                                            -                        15,425
                                                 ---------------------      ------------------------

Total expenses                                              4,155,993                    21,488,714

Income before income tax                                   (4,155,993)                      377,197

     Income tax expense                                       132,848  (M)                  150,878
                                                 ---------------------      ------------------------

Net income                                               $ (4,288,842)                 $     226,319
                                                 =====================      ========================

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A) Represents results of operations for the ten Homewood Suites hotel acquisitions on a pro forma basis as if the hotels acquired were leased and operated by the Lessee at the beginning of the periods presented or date placed into service by Promus, see below. The hotels acquired are as follows:


                                                             Date Commenced                         Date
         Property                                              Operations                         Acquired
--------------------------------------------------------------------------------------------------------------------
I         Homewood Suites-Dallas, TX                              1990                        September 1, 1999
I         Homewood Suites-Las Colinas, TX                         1990                        September 1, 1999
I         Homewood Suites-Plano, TX                               1997                        September 1, 1999
I         Homewood Suites-Richmond. VA                          May 1998                      September 1, 1999
I         Homewood Suites-Atlanta, GA                             1990                         October 1, 1999
--------------------------------------------------------------------------------------------------------------------
II        Homewood Suites-Clearwater, FL                      February 1998                   November 24, 1999
II        Homewood Suites-Salt Lake, UT                           1996                        November 24, 1999
II        Homewood Suites-Atlanta, GA                             1990                        November 24, 1999
II        Homewood Suites-Detroit, MI                             1990                        November 24, 1999
II        Homewood Suites-Baltimore, MD                        March 1998                     November 24, 1999


     Since three hotels were under construction in 1998 and full operations did not commence until the respective dates, no pro forma adjustments were made prior to the date the hotel commenced operations.
(B) Represents the elimination of the historical accounting fee allocated to the hotels by the prior owner.
(C) Represents the addition of the anticipated legal and accounting and other expenses to operate as a stand alone company.
(D) Represents the elimination of the historical advertising, training and reservation fee allocated to the hotels by the prior owner.
(E) Represents the addition of the marketing fee to be incurred under the new license agreements. The marketing fee is calculated based on the terms of the license agreements which is 4% of suite revenue.
(F) Represents the elimination of the taxes and insurance. Under the terms of the lease these expenses will be incurred by the Company and, accordingly, are reflected in the Company's Pro Forma Condensed Consolidated Statement of Operations.
(G) Represents the elimination of the depreciation expense. This expense will be reflected in the Company's Pro Forma Condensed Consolidated Statement of Operations.
(H) Represents the elimination of the historical franchise fee allocated to the hotels by the prior owner.
(I) Represents the addition of franchise fees to be incurred under the new license agreements. The franchise fees are calculated based on the terms of the agreement , which is 4% of suite revenue.
(J) Represents the elimination of the historical management fees for the nine months ended September 30, 1999.
(K) Represents the addition of the management fees of 4% of gross revenue and the accounting fee $1,000 per hotel per month to be incurred under the new management agreements for the period presented.
(L) Represents lease payments from the Lessee to the Company calculated on a pro forma basis by applying the rent provisions in the Percentage Leases to the historical room revenue of the hotels as if the beginning of the period was the beginning of the lease year. The base rent and the percentage rent will be calculated and paid based on the terms of the lease agreement. Refer to the Master Hotel Lease Agreement section to Report for details.
(M) Represents the combined state and federal income tax expense estimated on a combined rate of 40%.
(N) Represents the elimination of pre-opening operating expenses not incurred by the Lessee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Apple Suites, Inc.

Date: December 14, 1999            By:  /s/ Glade M. Knight
                                        ----------------------------------------
                                   Glade M. Knight,
                                   Chief Executive Officer of Apple Suites, Inc.